UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

VOR BIOPHARMA INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

VOR BIOPHARMA INC.

500 Boylston Street, Suite 1350

Boston, Massachusetts 02116

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 11, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Vor Biopharma Inc., a Delaware corporation (“Vor Bio” or the “Company”). The Annual Meeting will be held in an online-only format through a live webcast at meetnow.global/MPC7QXV on Thursday, June 11, 2026 at 9:00 a.m. Eastern Time. You will not be able to attend the Annual Meeting in person. The logistics of the virtual meeting are discussed more fully in the attached Proxy Statement. The Annual Meeting will be held for the following purposes:

1.
To elect each of the two Class II director nominees set forth in the Proxy Statement to our board of directors, each to serve a three-year term expiring at the 2029 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.
2.
To approve the amendment and restatement of our Amended and Restated 2021 Equity Incentive Plan.
3.
To ratify the selection by the audit committee of our board of directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
4.
To conduct any other business properly brought before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Instead of mailing a paper copy of our proxy materials to all of our stockholders, we are providing access to our proxy materials over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of this Proxy Statement and our Annual Report for the year ended December 31, 2025 (the “2025 Annual Report”). We are mailing the Notice on or about April 27, 2026 to all stockholders of record on our books at the close of business on April 15, 2026, the record date for the Annual Meeting, and it contains instructions on how to access our proxy materials over the internet. The Notice also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including this Proxy Statement, our 2025 Annual Report, and a form of proxy card or voting instruction card. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

Whether or not you plan to attend the Annual Meeting online, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible through the internet as described in the instructions included on your Notice, by calling the toll-free telephone number included on your Notice, or, if you received a paper copy of the proxy materials, by completing, signing, dating and returning your proxy card or voting instruction form. Further information about how to attend the Annual Meeting online, vote your shares and submit questions for consideration at the meeting is included in the accompanying Proxy Statement. If your shares are held in “street name,” that is, held for your account by a bank, broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

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Thank you for your ongoing support and continued interest in Vor Bio.

By Order of the Board of Directors,

Jean-Paul Kress
President, Chief Executive Officer and Chairman of the Board

Boston, Massachusetts
April 27, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 11, 2026: This Proxy Statement and our 2025 Annual Report are available at www.investorvote.com/VOR.

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VOR BIOPHARMA INC.

500 Boylston Street, Suite 1350

Boston, Massachusetts 02116

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 11, 2026

This proxy statement (the “Proxy Statement”) contains information about the 2026 Annual Meeting of Stockholders of Vor Biopharma Inc. (the “Annual Meeting”). The Annual Meeting will be held on Thursday, June 11, 2026, beginning at 9:00 a.m. Eastern Time. The Annual Meeting will be a virtual meeting held via the internet at meetnow.global/MPC7QXV. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. The logistics of the virtual meeting are discussed more fully in this Proxy Statement. This means that you can attend the Annual Meeting online, vote your shares during the online meeting and submit questions during the online meeting by visiting the above-mentioned internet site.

Except where the context otherwise requires, references to “Vor Bio,” “Vor,” “we,” “us,” “our” and similar terms refer to Vor Biopharma Inc. and its consolidated subsidiary. References to our website are inactive textual references only and the contents of our website are not incorporated by reference into this Proxy Statement.

This Proxy Statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the Annual Meeting and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions on your proxy, it will be voted in accordance with the recommendations of the Board. We are making this Proxy Statement, the related proxy card and our 2025 Annual Report available to stockholders for the first time on or about April 27, 2026.

General Information About The Annual Meeting And Voting

Why did I receive a notice regarding the availability of proxy materials on the internet instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 27, 2026 to all stockholders who are entitled to vote at the Annual Meeting. The proxy materials will be made available to stockholders on the internet on the same date.

Will I receive any other proxy materials by mail?

No, you will not receive any other proxy materials by mail unless you request a paper copy of proxy materials. To request that a full set of the proxy materials be sent to your specified postal address, please go to www.investorvote.com/VOR or call 1-866-641-4276. Please have your proxy card in hand when you access the website or call and follow the instructions provided.

When is the record date for the Annual Meeting?

The Board has fixed the record date for the Annual Meeting as of the close of business on April 15, 2026 (the “Record Date”). Our virtual meeting will be governed by our Rules of Conduct and Procedures which will be posted at www.investorvote.com/VOR in advance of the meeting.

Why is Vor Bio conducting a virtual Annual Meeting?

We believe that hosting a virtual meeting is in the best interest of our stockholders and enables increased stockholder attendance. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting, including the ability to submit questions in advance and to vote.

How do I attend and vote at the Annual Meeting as a stockholder of record?

The Annual Meeting will be held online through a live webcast at meetnow.global/MPC7QXV on Thursday, June 11, 2026 at 9:00 a.m. Eastern Time. You will not be able to attend the Annual Meeting in person. At the time and date of the Annual Meeting, Vor Bio stockholders of record as of April 15, 2026 can attend, ask questions, and vote by accessing the meeting center at meetnow.global/MPC7QXV and entering the 15-digit control number on the proxy card or Notice. Stockholders of record can vote their shares by clicking on the “Cast Your Vote” link in the meeting center.

How do I register to attend and vote at the Annual Meeting as a beneficial owner?

Beneficial owners (i.e., shares held in “street name” through an intermediary, such as a bank or broker) as of April 15, 2026 must register in advance to attend and vote online at the Annual Meeting. To register to attend the Annual Meeting online by webcast, stockholders must submit proof of proxy power (legal proxy) reflecting the number of shares of Vor Bio common stock (“Common Stock”) held as of April 15, 2026, along with name and email address, to Computershare at legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and must be received no later than 5:00 p.m., Eastern Time, on Monday, June 8, 2026. Stockholders will receive a confirmation of registration with a control number by email from Computershare after we receive such stockholders’ registration materials. At the time and date of the Annual Meeting, registered beneficial owners can attend by accessing the meeting center at meetnow.global/MPC7QXV and entering the 15-digit control number on the proxy card or Notice. Registered beneficial owners can vote their shares by clicking on the “Cast Your Vote” link in the meeting center.

What if I cannot find my control number?

If you are a stockholder of record, you will find your control number in the shaded bar or below the voting instructions on the front of the proxy card or Notice you received. Please enter the control number without any spaces. If you are a beneficial owner in “street name,” in order to obtain a control number, you will need to obtain a legal proxy from the holder of record and submit proof of legal proxy in accordance with the instructions in the preceding question above. If you are not able to find your control number or obtain a control number, you may attend the Annual Meeting as a guest, but you will not be able to vote your shares during the Annual Meeting.

How do I attend the Annual Meeting as a guest?

At the time and date of the Annual Meeting, guests can attend by accessing the meeting center at meetnow.global/MPC7QXV, clicking on the “I am a Guest” button and entering the information requested on the following screen. If you login as a guest, you will not be able to vote your shares during the Annual Meeting, but you will be able to ask questions.

How do I ask questions at the Annual Meeting?

Stockholders of record, registered beneficial owners and those logged in as guests will be allowed to submit questions before and during the Annual Meeting. You may submit questions before the Annual Meeting at meetnow.global/MPC7QXV. During the Annual Meeting, you may only submit questions online to Vor Bio’s representatives in the question box provided at meetnow.global/MPC7QXV. In both cases, stockholders of record and registered beneficial owners must have available their 15-digit control number provided in the Notice or proxy card (if you received a printed copy of the proxy materials) in order to submit questions. Those logged in as guests do not need a 15-digit control number to submit questions. We plan to spend up to 15 minutes answering appropriate questions at the conclusion of the Annual Meeting and will include as many questions that comply with the rules of conduct for the Annual Meeting as the allotted time permits. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Questions that are not in compliance with the rules of conduct for the Annual Meeting will not be addressed.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the meeting center?

We will have technicians ready to assist you with any technical difficulties you may have accessing the meeting center at meetnow.global/MPC7QXV. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.

What am I voting on?

There are three matters scheduled for a vote:

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Proposal No. 1 - To elect each of the two Class II director nominees to the Board, each to serve a three-year term expiring at the 2029 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal;
•
Proposal No. 2 - To approve the amendment and restatement of our Amended and Restated 2021 Equity Incentive Plan; and
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Proposal No. 3 - To ratify the selection by the audit committee of our Board of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with his or her best judgment.

How do I vote?

You may either vote “For” the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For the proposal to approve the amendment and restatement of our Amended and Restated 2021 Equity Incentive Plan, you may vote “For” or “Against” or abstain. For the proposal to ratify the selection of Ernst & Young LLP, you may vote “For” or “Against” or abstain. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote (1) online during the Annual Meeting or (2) in advance of the Annual Meeting by proxy through the internet, by telephone or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.

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To vote online during the Annual Meeting, click on the “Cast Your Vote” link in the meeting center at meetnow.global/MPC7QXV.
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To vote through the internet in advance of the Annual Meeting, go to www.investorvote.com/VOR to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your internet vote must be received by 1:00 a.m. Eastern Time on June 11, 2026 to be counted.
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To vote in advance of the Annual Meeting by telephone, dial toll-free 1-800-652-VOTE (8683) within the United States, U.S. territories and Canada using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your telephone vote must be received by 1:00 a.m. Eastern Time on June 11, 2026 to be counted.
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To vote in advance of the Annual Meeting using a printed proxy card that you may request or may be delivered to you, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the instructions received from your broker, bank or other agent to ensure that your vote is counted. To vote online at the Annual Meeting, you should follow the instructions in the Notice or the voting instructions provided by your broker, bank or other agent in order to instruct your broker, bank or other agent on how to vote your shares.

Internet and telephone proxy voting may be provided by your broker, bank or other agent to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, through the internet, by telephone or online at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker, bank or other agent will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter. Brokers, banks and other agents can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker, bank or other agent may not vote your shares on Proposal No. 1 or Proposal No. 2 without your instructions, but may vote your shares on Proposal No. 3 even in the absence of your instruction. We encourage you to provide voting instructions to your broker, bank or other agent. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your broker, bank or other agent about how to submit your proxy to them at the time you receive this proxy statement.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the nominees for director, “For” approval of the amendment and restatement of our Amended and Restated 2021 Equity Incentive Plan and “For” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokers, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices you receive to ensure that all of your shares are voted.

Can I revoke my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy at any time before the final vote at the Annual Meeting in any one of the following ways:

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You may submit another properly completed proxy card with a later date.
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You may grant a subsequent proxy by telephone or through the internet.
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You may send a timely written notice that you are revoking your proxy to Proxy Services, c/o Computershare Investor Services, P.O. Box 43001, Providence, RI 02940-3001. Such notice will be considered timely if it is received at the indicated address by the close of business on Wednesday, June 10, 2026.
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You may attend the Annual Meeting via the live webcast and vote your shares online by clicking on the “Cast Your Vote” link in the meeting center at meetnow.global/MPC7QXV. Simply attending the Annual Meeting via the live webcast will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give voting instructions to his or her broker, bank or other agent holding his or her shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other such agent cannot vote the shares. These unvoted shares are counted as “broker non-votes.” Since Proposal No. 1 and Proposal No. 2 are considered to be “non-routine,” we expect broker non-votes to exist in connection with Proposal No. 1 and Proposal No. 2. Proposal No. 3 is considered to be “routine,” and therefore we do not expect broker non-votes to exist in connection with Proposal No. 3.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What vote is required for adoption of each proposal and how will votes be counted?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Voting Options	Effect of Abstentions or Withhold Votes, As Applicable	Effect of Broker Non-Votes	Board Recommendation
1	Election of Directors	Nominees receiving the most FOR votes from the holders of shares present by virtual attendance or represented by proxy and entitled to vote on the election of directors will be elected	FOR or WITHHOLD	No effect	No effect	FOR all nominees
2	To approve the amendment and restatement of our Amended and Restated 2021 Equity Incentive Plan	FOR votes from a majority of the total votes cast on the proposal	FOR, AGAINST or ABSTAIN	No effect	No effect	FOR
3	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR votes from the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the matter	FOR, AGAINST or ABSTAIN	Against	Not applicable[1]	FOR

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares of Common Stock entitled to vote are present at the meeting online or represented by proxy. On the Record Date, there were 54,185,737 shares outstanding and entitled to vote. Thus, the holders of 27,092,869 shares must be present at the Annual Meeting by virtual attendance or represented by proxy at the meeting to have a quorum. The inspector of election appointed for the Annual Meeting will determine whether or not a quorum is present.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote online at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chair of the meeting or the holders of a majority of the shares present at the meeting by virtual attendance or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a current report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to disclose preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to disclose the final voting results.

1 This proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other nominee has discretionary authority to vote your shares on this proposal.

When are stockholder proposals and director nominations due for next year’s Annual Meeting?

Requirements for stockholder proposals to be brought before an annual meeting.

Our amended and restated bylaws (“Bylaws”) provide that, for stockholder director nominations or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to our Corporate Secretary at Vor Biopharma Inc., 500 Boylston Street, Suite 1350, Boston, Massachusetts 02116. To be timely for the 2027 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices between February 11, 2027 and March 13, 2027; provided that if the date of that annual meeting of stockholders is earlier than May 12, 2027, or later than July 11, 2027, you must give the required notice not earlier than the close of business on the 120th day prior to the meeting date and not later than the close of business on the 90th day prior to the meeting date or the 10th day following the day on which public announcement of that meeting date is first made. A stockholder’s notice to the Corporate Secretary must also set forth the information required by our Bylaws.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intended to be presented at the 2027 Annual Meeting of Stockholders must be received by us not later than December 28, 2026 in order to be considered for inclusion in our proxy materials for that meeting. However, if the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s Annual Meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by, and otherwise comply with, Rule 14a-19 under the Exchange Act.

Proposal No. 1 – Election of Two Class II Directors

Our business and affairs are managed under the direction of the Board. The Board presently has eight members, seven of whom have been determined by our Board to be “independent” under the rules of the SEC and The Nasdaq Stock Market LLC (“Nasdaq”).

Vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors. Our Board is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term.

There are two Class II directors whose terms expire in 2026. They are Fouad Namouni, M.D. and Andrew Levin, M.D., Ph.D. The Board has nominated Dr. Namouni and Dr. Levin for election as Class II directors to serve until our 2029 annual meeting of stockholders or until their successors have been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Dr. Namouni was appointed to the Board as a Class II director in April 2024 after being identified as a potential director nominee by our then-chief executive officer. Dr. Levin was appointed to the Board in December 2025 after being designated by RA Capital Healthcare Fund, L.P. (“RACHF”) to serve as a Class II director pursuant to the right we granted RACHF under a securities purchase agreement we entered into with RACHF and other qualified institutional buyers on December 26, 2024.

Although we do not have a formal policy regarding attendance by members of our Board at our annual meeting of stockholders, we encourage all of our directors to attend the Annual Meeting. Six of our then-serving directors attended the 2025 Annual Meeting of Stockholders.

Directors are elected by a plurality of the votes of the holders of shares of Common Stock present by virtual attendance or represented by proxy and entitled to vote on the election of directors. Accordingly, the two nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the nominees named below. If a nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by us. Each person nominated for election has consented to being named as a nominee in this proxy statement and has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve.

The following is a brief biography of (i) the nominees for election at the Annual Meeting and (ii) the other members of our Board whose terms will continue after the Annual Meeting, including their respective ages, as of the Record Date. Each biography includes information regarding the specific experience, qualifications, attributes or skills that led the Board to determine that the applicable nominee or other current director should serve as a member of the Board. There are no family relationships between or among any of our directors or executive officers.

Class II Nominees for Election for a Three-Year Term Expiring at the 2029 Annual Meeting

Fouad Namouni, M.D., age 57, has served as a member of our Board since April 2024. Dr. Namouni has served as President, Research and Development of Blueprint Medicines Corporation, a global biopharmaceutical company, from September 2020 until its acquisition by Sanofi in 2025. Prior to Blueprint, Dr. Namouni served in various leadership roles at Bristol Myers Squibb Company since 1999, most recently as Senior Vice President and Head of Oncology Development from August 2016 to April 2020 with the responsibility for driving product development plans across a portfolio of drug candidates. Previously, Dr. Namouni served as Head of Global Medical Affairs at BMS from September 2015 to September 2017 and Head of Development at BMS for OPDIVO® (nivolumab) and YERVOY® (ipilimumab) from January 2011 to September 2015. Dr. Namouni previously served as a member of the board of directors of Aprea Therapeutics Inc. from June 2020 to May 2022. Dr. Namouni has more than 20 years of oncology and cancer immunotherapy drug development expertise, as well as clinical experience as a pediatric oncologist. He holds an M.D. from the University of Annaba Medical School in Algeria and a Pediatrics degree from Université Rene Descartes in Paris, France. Additionally, Dr. Namouni received a Pediatric Oncology and Hematology degree and an M.S. in clinical and experimental pharmacology from Université Paris-Sud in France. We believe that Dr. Namouni is qualified to serve on our Board due to his extensive experience in drug development and his service in leadership roles and as a director of other biotechnology companies.

Andrew Levin, M.D., Ph.D., age 49, has served as a member of our Board since December 2025. Since 2015, Dr. Levin has served as a Managing Director and Partner on the Investment Team at RA Capital Management, L.P. Previously, Dr. Levin was a Vice President at H.I.G. BioVentures, and prior to that he served as the Director of Pharmaceutical Sciences for the Clinton Health Access Initiative. Dr. Levin holds a B.S. in mechanical engineering from Princeton University, a Ph.D. in biomedical engineering from the Massachusetts Institute of Technology and an M.D. from Harvard Medical School. We believe that Dr. Levin is qualified to serve on our Board due to his experience as an executive and director of biotechnology companies and his experience as an investor in public and private biotechnology companies.

OUR BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR” THE ELECTION OF EACH NOMINEE FOR CLASS II DIRECTOR FOR A THREE-YEAR TERM ENDING AT THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD IN 2029

Class III Directors Continuing in Office Until the 2027 Annual Meeting

Erez Kalir, age 54, has served as a member of our Board since January 2025. Mr. Kalir has served as chief operating officer and a board member of Manas AI since January 2024, as founder and chief executive officer of Martial Eagle Fund since May 2019 and as venture partner with FJ Labs since November 2021. Mr. Kalir received an A.B. in English and biology from Stanford University, an MSc. in Biology from University of Oxford and a J.D. from Yale Law School. We believe Mr. Kalir is qualified to serve on our Board due to his experience as an investor, entrepreneur, and thought leader with a deep focus on life sciences and technology.

Wouter Joustra, age 37, has served as a member of our Board since December 2025. Wouter Joustra is a General Partner at Forbion, a leading European life sciences venture capital firm. At Forbion, Mr. Joustra is responsible for deal origination, general portfolio management and divestment strategies, and focuses on Forbion’s Growth Opportunities Funds, which concentrates on investing in late-stage life sciences companies. Prior to joining Forbion in 2019, Mr. Joustra previously was a Senior Trader, as well as Executive Board member of the Life Sciences franchise at Kempen, a European boutique investment bank. Mr. Joustra also served as a member of the board of directors of Gyroscope Therapeutics until the closing of its acquisition by Novartis in February 2022 for up to $1.5 billion, the board of directors of VectivBio (NASDAQ: VECT) from December 2022 until the closing of its $1.2 billion acquisition by Ironwood Pharmaceuticals in December 2023, the board of directors of Aiolos Bio until the closing of its acquisition by GSK plc in February 2024 for up to $1.4 billion and the board of Forbion’s SPAC vehicle until the completion of the business combination of enGene Holdings Inc. (NASDAQ: ENGN) in October 2023. Currently Mr. Joustra serves on the board of directors of VectorY Therapeutics, NewAmsterdam Pharma N.V. (NASDAQ: NAMS), Beacon Therapeutics, Navigator Medicines and Verdiva Bio. Mr. Joustra holds an M.Sc. in Business Administration from the University of Groningen, and a B.Sc. in International Business and Management from this same university. We believe Mr. Joustra is qualified to serve on our Board due to his experience in the biotechnology industry and the venture capital industry.

Jean-Paul Kress, M.D., age 60, has served as our President and Chief Executive Officer and as Chairman of our Board since June 2025. Dr. Kress brings decades of executive leadership experience in the pharmaceutical and biotech industries. He is the Chief Executive Officer and Chairman of Vor Bio (www.vorbio.com) a biotech company reinventing the treatment of autoimmune diseases by tackling it as its root through the development of its lead asset telitacicept. Previously, he served as Chief Executive Officer of MorphoSys, where he led the development, approval and commercialization of Monjuvi® (tafasitamab), and advanced the company’s pipeline through the landmark acquisition of Constellation Pharmaceuticals in 2021, strengthening MorphoSys’ position in oncology innovation and ultimately leading to its subsequent acquisition by Novartis in 2024. Prior to that, he was CEO of Syntimmune, guiding its lead immunology program through to acquisition by Alexion Pharmaceuticals. He currently serves on the Board of Sanofi S.A. and has held senior roles across leading biopharma companies. He also served on the board of directors of Erytech from 2019 to 2023, and of Sarepta from 2015 to 2017. Dr Kress holds graduate and post-graduate degrees in biochemistry and molecular and cellular pharmacology from Ecole normale superieure, Paris, and an M.D. from Faculte Necker-Enfants Malades, Paris. We believe that Dr. Kress is qualified to serve on our Board due to his role as our chief executive officer and his extensive experience in the pharmaceutical and biotech industries.

Class I Directors Continuing in Office Until the 2028 Annual Meeting

Daniella Beckman, age 47, has served as a member of our Board since July 2020 and as lead independent director since March 2026. From September 2019 to April 2026, she served as the Chief Financial Officer of Tango Therapeutics, a targeted oncology biotechnology company. From November 2015 to September 2019, she provided consulting services and served as the Interim Chief Financial Officer for several early-stage biotechnology companies. Ms. Beckman previously served on the board of directors of Blueprint Medicines Corp, from December 2021 to July 2025, until its acquisition by Sanofi, and previously served on the board of directors of Translate Bio, Inc., from October 2017 to September 2021, until its acquisition by Sanofi and previously served on the board of directors of 5:01 Acquisition Corp, a special purpose acquisition company, from October 2020 to October 2022. She currently serves on the board of directors of Upstream Bio, a public company, since December 2021. Ms. Beckman received a B.S. in business administration-accounting from Boston University. We believe that Ms. Beckman is qualified to serve on our board of directors due to her financial expertise and her experience in public accounting in the life sciences industry.

Alexander (Bo) Cumbo, age 55, has served as a member of our Board since July 2025. Mr. Cumbo has served as President and Chief Executive Officer of Solid Biosciences since December 2022. Prior to that, he served as President and Chief Executive Officer of AavantiBio from October 2020 to December 2022. Prior to that, he served in roles of increasing responsibility at Sarepta Therapeutics from January 2013 to September 2020, most recently serving as Executive Vice President, Chief Commercial Officer. He currently serves as a Board Member of Climb Bio and recently at Verve Therapeutics and RA Pharma. Mr. Cumbo received his Bachelor of Science in Laboratory Technology from Auburn University. We believe that Mr. Cumbo is qualified to serve on our Board due to his experience as an officer and director of multiple public and private biotechnology companies.

Michel Detheux, Ph.D., age 59, has served as a member of our Board since July 2025. Dr. Detheux currently serves as the Chief Executive Officer of iTeos Therapeutics. He co-founded iTeos in 2011 then has led the company from its preclinical origins to late- stage clinical development, financially raising $1.2 billion since inception, including a NASDAQ IPO in 2020 and one of the largest upfront strategic deals ever for an early-stage asset with GlaxoSmithKline to co-develop and co-commercialize belrestotug, iTeos’ differentiated anti-TIGIT antibody, in 2021. Prior to founding iTeos, he served as a Director at Ludwig Cancer Research. Dr. Detheux began his career at Ogeda (f/k/a Euroscreen) where he worked in various scientific and business development roles. Michel currently serves as Chairman of the Board at Egle Therapeutics. Dr. Detheux holds a degree of Bio-engineer and a Ph.D. in Biochemistry from Université Catholique de Louvain, and a business certificate from Solvay Business School. We believe Dr. Detheux is qualified to serve on our Board due to his experience as an officer and director of biotechnology companies.

Corporate Governance

General

We believe that good corporate governance is important to ensure that Vor Bio is managed for the long-term benefit of our stockholders. This section describes key corporate governance practices that we have adopted.

We have also adopted a code of business conduct and ethics (the “Code of Conduct”), which applies to all of our officers, directors and employees. This includes our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. We have also adopted corporate governance guidelines and charters for our Board’s audit committee (the “Audit Committee”), compensation committee (the “Compensation Committee”) and nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). We have posted copies of our Code of Conduct and corporate governance guidelines, as well as each of our committee charters, on the Corporate Governance page of the Investors section of our website, www.vorbio.com, which you can access free of charge. Information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement. We intend to disclose on our website any amendments to, or waivers from, our Code of Conduct that are required to be disclosed by law or applicable Nasdaq rules (the “Nasdaq Listing Rules”).

Board Diversity

While we do not have a formal diversity policy in place, our Nominating and Corporate Governance Committee considers the diversity of the Board overall with respect to age, disability, gender identity or expression, ethnicity, military veteran status, national origin, race, religion, sexual orientation and other backgrounds and experiences. Our Board monitors the mix of skills and experience of its directors to help ensure it has the necessary tools to perform its oversight function effectively.

Director Independence

The Nasdaq Listing Rules require a majority of a listed company’s board of directors to be comprised of independent directors, as affirmatively determined by the board of directors. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees, and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board has affirmatively determined that each of Daniella Beckman, Alexander (Bo) Cumbo, Michel Detheux, Wouter Joustra, Erez Kalir, Andrew Levin and Fouad Namouni are “independent” in accordance with Nasdaq listing standards applicable to boards of directors in general, and each of Matthew Patterson, David Lubner, Sven (Bill) Ante Lundberg, Josh Resnick and Sarah Reed, all of whom left the Board during 2025, was “independent” during the period they served on the Board during 2025. Our Board has determined that Jean-Paul Kress, by virtue of his employment with us, as our President and Chief Executive Officer, is not "independent" under applicable Nasdaq listing standards, and Robert Ang, our former President and Chief Executive Officer, was not "independent" under applicable Nasdaq listing standards during the period he served on the Board in 2025. In making such determinations, our Board considered the current and prior relationships that each such director has or had with our company and all other facts and circumstances that our Board deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each director and the transactions described below.

Board Leadership Structure

Our Board maintains the flexibility to determine whether the roles of Board Chair and Chief Executive Officer should be combined or separated, based on what it believes is in the best interests of the Company at a given point in time. The Board believes that this flexibility is in the best interest of the Company and that a one-size-fits-all approach to corporate governance, with a mandated independent Chair, would not result in better governance or oversight.

At this time, the Board believes that our current Chief Executive Officer is best situated to serve as Chair of the Board. Dr. Kress is highly knowledgeable, has longstanding experience with respect to our industry and has ongoing executive responsibility for the Company. Dr. Kress is well positioned to identify strategic priorities and lead the Board’s consideration and analysis of such priorities. In addition, Dr. Kress offers a robust understanding of risks facing the Company. In the Board’s view, this enables the Board to better understand the Company and work with management to enhance stockholder value. In addition, the Board believes that this structure enables it to better fulfill its risk oversight responsibilities and enhances the ability of the Chief Executive Officer to effectively communicate the Board’s view to management.

The Board appointed Daniella Beckman as the lead independent director in March 2026 to help reinforce the independence of the Board as a whole. The position of lead independent director has been structured to serve as an effective balance to a combined Chief Executive Officer/Board Chair: the lead independent director is empowered to, among other duties and responsibilities, preside over Board meetings in the absence of the Board Chair, act as liaison between the Board Chair and the independent directors, preside over meetings of the independent directors, and consult with the Board Chair in planning and setting schedules and agendas for Board meetings to be held during the year. As a result, we believe that the lead independent director can help ensure the effective independent functioning of the Board in its oversight responsibilities. In addition, we believe that the lead independent director is better positioned to build a consensus among directors and to serve as a conduit between the other independent directors and the Board Chair, for example, by facilitating the inclusion on meeting agendas of matters of concern to the independent directors. In light of Ms. Beckman’s extensive experience and because the Board’s lead independent director is empowered to play a significant role in the Board’s leadership and in reinforcing the independence of the Board, we believe that it is advantageous for the Company to combine the positions of Chief Executive Officer and Board Chair.

Role of the Board in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure. The Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee will also monitor compliance with legal and regulatory requirements. Audit Committee responsibilities also include oversight of data privacy, technology and information security, including cybersecurity and back-up of information systems, and risk management. For more information about how our Audit Committee oversees cybersecurity risk, please see “Item 1C—Cybersecurity” of our Annual Report. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. In addition, the entire Board receives reports from time to time regarding various enterprise risks facing the Company, and the applicable Board committees receive related reports with respect to the committees’ respective areas of oversight.

Corporate Governance Guidelines

Our Board has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of our Company and our stockholders. The guidelines provide that:

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our Board’s responsibilities are to review, approve, and monitor fundamental financial and business strategies, assess our major risks, and consider ways to address those risks, select and oversee management, and establish and oversee processes to maintain our integrity;
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except as required by Nasdaq Listing Rules, a majority of the members of our Board must be independent directors;
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the independent directors meet in executive session at least twice a year;
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directors have access to management and, as necessary, independent advisors; and
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the Nominating and Corporate Governance Committee will oversee periodic self-evaluations of the Board to determine whether it and its committees are functioning effectively.

A copy of the corporate governance guidelines is posted under the heading “Corporate Governance” on the Investors section of our website, which is located at www.vorbio.com.

Meetings of the Board and its Committees

During the year ended December 31, 2025, the Board met 12 times, the Audit Committee met 4 times, the Compensation Committee met 7 times and the Nominating and Corporate Governance Committee met once. Each current director attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served.

Information Regarding Committees of the Board

Our Board has a standing Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership information for each of these Board committees as of the date of this proxy statement:

Name	Audit		Compensation		Nominating and Corporate Governance
Daniella Beckman	X	*	X
Alexander (Bo) Cumbo			X	*	X
Michel Detheux	X
Erez Kalir	X
Fouad Namouni			X		X	*

* Committee Chairperson

Below is a description of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board. Pursuant to our Bylaws, the Board may establish such other committees as may be permitted by law.

Audit Committee

The members of the Audit Committee are Daniella Beckman, Michel Detheux and Erez Kalir. Ms. Beckman is the chair of the Audit Committee. Our Board has determined that each of these individuals meets the independence requirements of Rule 10A-3 under the Exchange Act and the Nasdaq Listing Rules. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements. Our Board has also determined that Daniella Beckman qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq Listing Rules. In arriving at these determinations, the Board has examined each Audit Committee member’s scope of experience and the nature of their prior and/or current employment.

The functions of our Audit Committee include, among other things:

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helping our Board oversee our corporate accounting and financial reporting processes;
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managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
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discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
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establishing procedures for employees to submit concerns anonymously about questionable accounting or auditing matters;
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reviewing and approving related person transactions;
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approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm; and
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reviewing and assessing on an annual basis the adequacy of the Audit Committee charter.

Compensation Committee

The members of the Compensation Committee are Daniella Beckman, Alexander (Bo) Cumbo and Fouad Namouni. Mr. Cumbo is the chair of the Compensation Committee. Each of these individuals is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our Board has determined that each of these individuals is “independent” as defined under the applicable listing standards of Nasdaq, including the standards specific to members of a Compensation Committee. The functions of this committee include, among other things:

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reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full Board regarding) our overall compensation strategy and policies;
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reviewing, approving and making recommendations to the full Board regarding the compensation and other terms of employment of our Chief Executive Officer and reviewing and approving (or if it deems appropriate, making recommendations to the full Board regarding) the compensation and other terms of employment of our other executive officers and senior management;
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reviewing and approving (or if it deems appropriate, making recommendations to the full Board regarding) performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;
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evaluating and approving (or if it deems it appropriate, making recommendations to the full Board regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;
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reviewing risks associated with our compensation policies and practices and determining whether risks arising from our employee compensation policies and practices are reasonably likely to have a material adverse effect on us;
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reviewing and making recommendations to the full Board regarding the type and amount of compensation to be paid or awarded to our non-employee board members;
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reviewing and considering votes by our stockholders to approve executive compensation to the extent required by Section 14A of the Exchange Act and, if applicable, making recommendations to the Board regarding the frequency of advisory votes on executive compensation;
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reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Nasdaq Listing Rules;
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administering our equity incentive plans;
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establishing policies with respect to equity compensation arrangements;
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reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us;
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reviewing and approving the terms of any employment agreements, severance arrangements, change of control protections and any other compensatory arrangements for our executive officers and senior management;
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reviewing with management our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such caption is required to be included in any such report or proxy statement, and determine whether to recommend to the full Board that such disclosures be approved for inclusion in SEC filings;
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preparing the report that the SEC requires in our annual proxy statement to the extent required; and
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reviewing and assessing on an annual basis the adequacy of the Compensation Committee charter.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with our Chief Executive Officer, our Head of Human Resources and/or our compensation consultant. The Compensation Committee meets regularly in executive session. In addition, various members of management and other employees as well as outside advisors or consultants are frequently invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel. In addition, under its charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisors engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other advisor to the Compensation Committee, other than in-house legal counsel and certain other types of advisors, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the advisor’s independence; however, there is no requirement that any advisor be independent.

During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq referenced above, the Compensation Committee engaged Alpine Rewards, LLC, a compensation consultant (“Alpine Rewards”), as its compensation consultant. Our Compensation Committee identified Alpine Rewards based on Alpine Rewards’ general reputation in the industry. The Compensation Committee requested that Alpine Rewards:

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evaluate the efficacy of the Company’s existing compensation strategy and practices, including the design of the Company’s equity incentive plans, in supporting and reinforcing the Company’s long-term strategic goals; and
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assist the Compensation Committee in refining the Company’s compensation strategy and in developing and implementing an executive and director compensation program to execute that strategy.

As part of its ongoing engagement, Alpine Rewards has assisted the Compensation Committee with developing and revising a comparative group of companies and performing analyses of competitive performance and compensation levels for that group. At the request of the Compensation Committee, Alpine Rewards reviewed and assessed our compensation practices and the cash and equity compensation levels of our executive officers and directors, reviewed and assessed our annual cash performance bonus program, including the payout levels and caps, reviewed and assessed our equity compensation programs and conducted an equity burn rate and overhang analysis, and advised on regulatory developments impacting the Company’s compensation strategy. Alpine Rewards ultimately developed recommendations that were presented to the Compensation Committee for its consideration. Following an active dialogue with Alpine Rewards, the Compensation Committee approved the recommendations. In addition, Alpine Rewards advised the Compensation Committee on the stock option repricings for the Company’s employees, including the Company’s executive officers, that were implemented in February 2025 and December 2025.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate. The Compensation Committee has delegated authority to our Chief Executive Officer to grant, without any further action required by the Compensation Committee, stock options and restricted stock units (“RSUs”) to employees who are not officers of the Company. The purpose of this delegation of authority is to enhance the flexibility of equity award administration within the Company and to facilitate the timely grant of options and RSUs to non-management employees, particularly new employees, within specified limits approved by the Compensation Committee. The Compensation Committee has also delegated authority to a subcommittee to extend the post-termination exercise period of equity grants within specified parameters. The purpose of this delegation of authority is to enhance flexibility in extending exercise periods for terminated employees in appropriate situations.

Historically, the Compensation Committee has reviewed and determined annual compensation for our executive officers other than our Chief Executive Officer during the last quarter of the year for any adjustments to annual base salaries and annual performance-based cash bonus target percentages for the subsequent year and during the first quarter of the year for performance-based cash bonuses for the prior year and the approval of awards of annual performance bonuses and equity awards, as well as approval of new annual performance objectives for the current year. The Compensation Committee has historically reviewed the compensation components of our Chief Executive Officer’s salary, including base salary, bonus, benefits, equity incentives and other perquisites, in the first quarter of the year and makes a recommendation to our Board regarding such components. Our Board then determines any adjustments or changes to our Chief Executive Officer.

In addition, at various meetings throughout the year the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires and other strategic compensation issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted by the Chief Executive Officer when determining the compensation of the other executive officers. In the case of the Chief Executive Officer, the Compensation Committee evaluates his performance, which influences any adjustments the Compensation Committee determines to recommend to our Board regarding his compensation as well as awards to be granted. As part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials that it deems appropriate, including financial reports and projections, tax and accounting information, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Alexander (Bo) Cumbo and Fouad Namouni. Dr. Namouni is the chair of the Nominating and Corporate Governance Committee. Our Board has determined that each of these individuals is “independent” as defined under the applicable listing standards of Nasdaq and SEC rules and regulations. The functions of this committee include, among other things:

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identifying, reviewing, evaluating and recommending candidates to serve on our Board, consistent with the criteria approved by our Board;
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evaluating performance on the Board and applicable committees of the Board, including directors, and determining whether continued service on our Board is appropriate;
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evaluating nominations by stockholders of candidates for election to our Board, and to recommend to our Board appropriate action on any such proposal or recommendation;
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considering and assessing the independence of members of our Board;
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developing a set of corporate governance guidelines and principles and recommending to our Board any changes to such policies and principles;
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reviewing and making recommendations to the Board with respect to executive officer succession planning;
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reviewing and making recommendations to the Board to consider changes to our insider trading policy;
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considering questions of possible conflicts of interest of directors; and
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reviewing and assessing on an annual basis the Nominating and Corporate Governance Committee charter and the performance of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also considers other factors when considering potential candidates, including expertise relevant to the Company’s current and planned operations, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having commitment to support the long-term interests of the Company’s stockholders. The Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time as the Company’s needs change and evolve. Board diversity and inclusion is critical to the Company’s success.

Candidates for director nominees are also reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee may also consider diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company. As presently constituted, the Board represents a deliberate mix of members who have a deep understanding of the Company’s business, as well as members who have different skill sets and points of view on substantive matters pertaining to our business. Our nomination process and our Board’s approach to assessment and evaluation of our nominees support our commitment to diversity and inclusion.

The Nominating and Corporate Governance Committee appreciates the value of thoughtful changes to the Board’s membership and identifies and considers qualities, skills and other director attributes that might enhance the composition of the Board. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that could impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations, and other factors. The Nominating and Corporate Governance Committee then uses its network to compile a list of potential candidates, which may include recommendations from a professional search firm when deemed appropriate. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the needs of the Board. The Nominating and Corporate Governance Committee then meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board. All current directors and nominees for director were identified and nominated by members of the Board.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: Corporate Secretary at c/o Vor Biopharma Inc., 500 Boylston Street, Suite 1350, Boston, Massachusetts 02116, at least 90 days, but not more than 120 days prior to the anniversary date of the mailing of our proxy statement for the preceding year’s Annual Meeting of Stockholders. Submissions must include the information required by our Bylaws, including the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information and a description of the proposed nominee’s qualifications as a director. Any submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Insider Trading Policy

We have adopted an Insider Trading and Window Period Policy (“Insider Trading Policy”) governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers, employees and designated consultants that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. A copy of our Insider Trading Policy is filed as an exhibit to our Annual Report on Form 10-K for our fiscal year ended December 31, 2025. In addition, it is the Company’s intent to comply with applicable laws and regulations relating to insider trading.

Policy Regarding Hedging of Our Common Stock

Our Insider Trading policy prohibits our employees, executive officers and directors from engaging in short sales, transactions in put options, call options or other derivative securities, hedging transactions or other inherently speculative transactions with respect to our stock at any time. In addition, our employees, executive officers, directors and designated consultants are prohibited from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan.

Stockholder Communications with the Board

Our stockholders wishing to communicate with our Board or an individual director may send a written communication to the Board or such director c/o Vor Biopharma Inc., 500 Boylston Street, Suite 1350, Boston, Massachusetts 02116, Attn: Corporate Secretary. Each communication must set forth:

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the name and address of the stockholder on whose behalf the communication is sent; and
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the number and class of our shares that are owned beneficially by such stockholder as of the date of the communication.

The corporate secretary will review each communication. The corporate secretary will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the corporate secretary shall discard the communication.

Report of the Audit Committee of the Board

Our Audit Committee has reviewed our audited financial statements for the year ended December 31, 2025 and discussed them with our management and our independent registered public accounting firm, Ernst & Young LLP.

Our Audit Committee has also received from, and discussed with, Ernst & Young LLP various communications that Ernst & Young LLP is required to provide to our Audit Committee, including the matters required to be discussed by the applicable requirements of Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

In addition, Ernst & Young LLP provided our Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, our Audit Committee recommended to our Board that our financial statements audited by Ernst & Young LLP be included in our Annual Report on Form 10-K for the year ended December 31, 2025.

By the Audit Committee of the Board of Directors of Vor Biopharma Inc.

Daniella Beckman, Chair
Michel Detheux
Erez Kalir

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Proposal No. 2 – Approval of Amendment and Restatement of the Vor Biopharma Inc. 2021 Amended and Restated Equity Incentive Plan

Overview

The Board is asking our stockholders to approve an amendment and restatement of the Vor Biopharma Inc. Amended and Restated 2021 Equity Incentive Plan, which was approved by the Board of Directors on April 16, 2026, subject to approval of our stockholders at the Annual Meeting. In this proxy statement, we refer to the Amended and Restated 2021 Equity Incentive Plan prior to the proposed amendment and restatement as the “2021 Plan” and as further amended and restated, the “Amended 2021 Plan.”

The 2021 Plan currently provides that the number of shares reserved for issuance thereunder automatically increases on each January 1 by 4% of the number of issued and outstanding shares of our Common Stock on December 31 of the preceding calendar year, through calendar year 2035 (the “Evergreen Provision”), unless the Board determines to increase the share pool by a smaller number of shares.

The Board has determined that it is in the best interests of us and our stockholders to seek stockholder approval of the Amended 2021 Plan as described in this proposal. The following is a summary of the key changes to the 2021 Plan, as proposed to be amended and restated hereby:

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Revise the Evergreen Provision to provide that the number of shares of Common Stock to be added to the share reserve by operation of the Evergreen Provision on January 1 of a given year will be based on the sum, as of December 31 of the preceding year, of both issued and outstanding shares of Common Stock and shares of Common Stock issuable upon the exercise of any pre-funded warrants.
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Provide that, unless otherwise set forth in an award agreement, outstanding and unvested time-based awards under the Amended 2021 Plan will become fully vested if the continuous service of a participant who is an employee is terminated due to such participant’s death.

The summary above does not purport to be a complete description of all of the provisions of the Amended 2021 Plan and is qualified in its entirety by reference to the full text of the Amended 2021 Plan, which is attached as Appendix A to this proxy statement.

The closing price per share of our Common Stock, as reported on Nasdaq as of April 15, 2026, the record date of the Annual Meeting, was $15.60.

Reasons for the Amendment and Restatement of the 2021 Plan

We are asking our stockholders to approve the Amended 2021 Plan because, among other things, we believe that the Amended 2021 Plan is in the best interests of us and our stockholders because of the continuing need to grant equity awards to attract and retain qualified personnel and to respond to relevant market changes in equity compensation practices. If our stockholders do not approve the Amended 2021 Plan, the 2021 Plan will remain in effect as-is, and we will be limited in our ability to continue to issue awards under the 2021 Plan in numbers sufficient to attract and motivate the highly skilled employees we need to recruit and retain.

Equity compensation is a critical element of our compensation program. Offering a broad-based equity compensation program is vital to attracting and retaining highly skilled people in the highly competitive life sciences industry. We use equity awards to provide increased incentives to the eligible employees, non-employee directors and consultants who provide significant services to us and our affiliates. We believe that providing an equity stake in the future success of our business encourages our employees to be highly motivated to achieve our long-term business goals and to increase stockholder value. Their innovation and productivity are critical to our success. If our stockholders approve the Amended 2021 Plan as proposed, the revision to the Evergreen Provision in particular may increase the number of shares that may be added to the Amended 2021 Plan as a result of the Evergreen Provision. Because pre-funded warrants are the economic equivalent of shares of our Common Stock, we believe that it is appropriate to include the shares of Common Stock issuable upon the exercise of outstanding pre-funded warrants in the base that is used to calculate the annual share reserve increase effectuated by the Evergreen Provision, in addition to shares of Common Stock actually outstanding. In addition, pre-funded warrants represent a significant portion of our current capitalization. As of April 15, 2026, the record date of the Annual Meeting, there were 54,185,737 shares of Common Stock outstanding and pre-funded warrants to acquire 35,792,172 shares of Common Stock, representing approximately 38.3% of our capitalization on a fully-diluted basis. This approach will ensure that the size of the share reserve under the Amended 2021 Plan grows in proportion to our total economic capitalization, consistent with how dilution is measured by our stockholders.

The increase in the number of shares that may be added to the Amended 2021 Plan as a result of the revised Evergreen Provision would allow us to continue to:

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attract, motivate and retain talented employees, directors and consultants;
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align the interests of employees, non-employee directors and consultants with stockholder interests; and
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link employee compensation to Company performance.

We strongly believe that approval by stockholders of the Amended 2021 Plan will enable us to achieve our goals in attracting and retaining our most valuable asset: our employees.

We Manage Our Equity Compensation Use Carefully, and Dilution Is Reasonable

While equity compensation is a critical element of our compensation program, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity plan share reserve, both in terms of how large such reserve is (our “overhang,” or the number of shares subject to outstanding awards issued plus available to be granted as a percentage of weighted-average shares outstanding) and how quickly we use such share reserve (our “burn rate,” or the number of shares subject to outstanding awards granted each year as a percentage of weighted-average number of shares outstanding), to ensure that we maximize stockholders’ value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain employees.

The tables below show our total number of shares subject to outstanding equity incentive awards and our overhang under our existing 2021 Plan and our burn rate information for the 2021 Plan.

Overhang

The following table provides certain additional information regarding the 2021 Plan and total common shares and warrants outstanding.

As of April 15, 2026
Total number of shares subject to outstanding stock options	1,955,689
Weighted average exercise price of outstanding options	$15.97
Weighted average remaining term of outstanding stock options	3.3 years
Total number of shares subject to outstanding full value awards	157,269
Total number of shares available for grant	1,500,654
Total number of common shares and warrants outstanding (1)	93,469,862

(1) Consists of (i) 54,185,737 shares of common stock outstanding; (ii) 35,792,172 pre-funded warrants outstanding; and (iii) 3,491,953 common stock warrants outstanding as of the record date for the Annual Meeting.

Burn Rate

The following table provides detailed information regarding the activity related to our 2021 Plan for fiscal years 2025, 2024 and 2023.

	Fiscal Year Ended
	December 31, 2025		December 31, 2024		December 31, 2023
Total number of shares subject to stock options granted	1,627,022		84,986		112,609
Total number of shares subject to full value awards granted	68,142		54,251		32,497
Outstanding common shares and warrants	88,132,508	(1)	9,730,760	(2)	3,394,565	(3)
Burn rate	1.92%		1.43%		4.27%

(1) Consists of (i) 38,720,196 shares of common stock outstanding; (ii) 45,920,359 pre-funded warrants outstanding; and (iii) 3,491,953 common stock warrants outstanding as of December 31, 2025.

(2) Consists of (i) 6,238,807 shares of common stock outstanding and (ii) 3,491,953 common stock warrants outstanding as of December 31, 2024.

(3) Consists of 3,394,565 shares of common stock outstanding as of December 31, 2023.

Summary of the Amended 2021 Plan

The following is a summary of the principal provisions of the Amended 2021 Plan. This summary, however, does not purport to be a complete description of all of the provisions of the Amended 2021 Plan and is qualified in its entirety by reference to the full text of the Amended 2021 Plan, which is attached as Appendix A to this proxy statement.

Share Reserve. Subject to adjustment for certain changes in our capitalization, the aggregate number of shares that may be issued pursuant to awards under the Amended 2021 Plan will not exceed the sum of (a) 2,300,362 shares reserved for issuance under the 2021 Plan, and (b) the number of shares subject to awards under the Vor Biopharma Inc. 2015 Stock Incentive Plan (the “Prior Plan”), as such shares become available from time to time, that (i) are not issued because the award expires or terminates, (ii) are not issued because the award is settled in cash, (iii) are forfeited due to a failure to meet vesting requirements, or (iv) are withheld or reacquired to satisfy the exercise price and/or tax withholding obligations. As of April 15, 2026, up to 1,500,654 shares remained available for issuance under the 2021 Plan.

The Evergreen Provision currently provides that the number of shares reserved for issuance under the 2021 Plan automatically increases on each January 1 by 4% of the number of issued and outstanding shares of Common Stock on December 31 of the preceding calendar year, through calendar year 2035, unless our Board determines to increase the share pool by a smaller number of shares.

The Evergreen Provision under the Amended 2021 Plan provides for an automatic increase in the number of shares reserved for issuance thereunder on January 1 of each calendar year from 2026 through 2035 equal to (a) 4% of the sum, as of December 31 of the immediately preceding year, of both issued and outstanding shares of Common Stock and shares of Common Stock issuable upon the exercise of any pre-funded warrants, or (b) a lesser amount as may be approved by the Board each year.

The maximum number of shares that may be issued pursuant to the exercise of stock options intended to qualify as incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), under the Amended 2021 Plan is 6,907,087.

Shares issued under our Amended 2021 Plan may be authorized but unissued or reacquired shares of our Common Stock. Shares subject to stock awards granted under our Amended 2021 Plan or under the Prior Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, will not reduce the number of shares available for issuance under our Amended 2021 Plan. Additionally, shares issued pursuant to stock awards under our Amended 2021 Plan or under the Prior Plan that we repurchase or that are forfeited, as well as shares reacquired by us as consideration for the exercise or purchase price of a stock award or to satisfy tax withholding obligations related to a stock award, will become available for future grant under our Amended 2021 Plan.

Administration. Our Board, or a duly authorized committee thereof (referred to herein as the “administrator”), has the authority to administer our Amended 2021 Plan. Our Board has delegated its authority to administer our Amended 2021 Plan to the Compensation Committee of our Board under the terms of the Compensation Committee’s charter. Our Board may also delegate to one or more of our officers the authority to (i) designate employees other than officers to receive specified stock awards and (ii) determine the number of shares of our Common Stock to be subject to such stock awards. Subject to the terms of our Amended 2021 Plan, the administrator has the authority to determine the terms of awards, including recipients, the exercise price or strike price of stock awards, if any, the number of shares subject to each stock award, the fair market value of a share of our Common Stock, the vesting schedule applicable to the awards, together with any vesting acceleration, the form of consideration, if any, payable upon exercise or settlement of the stock award and the terms and conditions of the award agreements for use under our Amended 2021 Plan.

The administrator has the power to modify outstanding awards under our Amended 2021 Plan. Subject to the terms of our Amended 2021 Plan, the administrator has the authority to reprice any outstanding option or stock award, cancel and re-grant any outstanding option or stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.

Limitation on Grants to Non-Employee Directors. The maximum number of shares of our Common Stock subject to awards granted under our Amended 2021 Plan or otherwise during a single calendar year to any of our non-employee directors, taken together with any cash fees paid by us to such non-employee director during the calendar year for serving on our board, will not exceed $750,000 in total value (the value of any such stock awards to be based on their grant date fair market value for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to our board, $1,000,000.

Eligibility. The Amended 2021 Plan provides for the grant of awards to eligible employees, directors, and consultants. ISOs may be granted only to employees. As of April 15, 2026, 85 employees, 7 non-employee directors, and 31 consultants would be eligible to participate in the Amended 2021 Plan. Awards to consultants are granted selectively at the discretion of the Compensation Committee.

Award Types. The Amended 2021 Plan provides for the grant of awards in the form of stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance awards and other stock awards, each as summarized below.

Accelerated Vesting on Death. Unless the terms of an applicable award agreement or another agreement between such a participant and the Company provide otherwise, if the continuous service of a participant who is an employee is terminated due to death, the vesting of any outstanding and unvested awards held by such participant, solely to the extent subject to time-based vesting, will accelerate in full.

Stock Options. ISOs and nonqualified stock options (“NSOs”) are evidenced by stock option agreements adopted by the administrator. The administrator determines the exercise price for a stock option, within the terms and conditions of the Amended 2021 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our Common Stock on the date of grant. Options granted under the Amended 2021 Plan vest at the rate specified by the administrator.

The administrator determines the term of stock options granted under the Amended 2021 Plan, up to a maximum of 10 years. Unless the terms of an option holder’s stock option agreement provide otherwise, if an option holder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the option holder may generally exercise any vested options for a period of three months following the cessation of service. The option term will automatically be extended in the event that exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an option holder’s service relationship with us or any of our affiliates ceases due to disability or death, or an option holder dies within a certain period following cessation of service, the option holder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the administrator and may include (i) cash, check, bank draft or money order; (ii) a broker-assisted cashless exercise; (iii) the tender of shares of our Common Stock previously owned by the option holder; (iv) a net exercise of the option if it is an NSO; and (v) other legal consideration approved by the administrator.

Unless the administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An option holder may designate a beneficiary, however, who may exercise the option following the option holder’s death.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our Common Stock with respect to ISOs that are exercisable for the first time by an option holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will be treated as NSOs. No ISOs may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Awards. Restricted stock awards are evidenced by restricted stock award agreements adopted by the administrator. Restricted stock awards may be granted in consideration for (i) cash, check, bank draft or money order; (ii) services rendered to us or our affiliates; or (iii) any other form of legal consideration. Common Stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule as determined by the administrator. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the administrator. Except as otherwise provided in the Amended 2021 Plan or the applicable award agreement, restricted stock awards that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Restricted Stock Unit Awards. Restricted stock unit awards are evidenced by restricted stock unit award agreements adopted by the administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration or for no consideration. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Rights under a restricted stock unit award may be transferred only upon such terms and conditions as set by the administrator. Restricted stock unit awards may be subject to vesting as determined by the administrator. Except as otherwise provided in the Amended 2021 Plan or the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Stock Appreciation Rights. Stock appreciation rights are evidenced by stock appreciation grant agreements adopted by the administrator. The administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our Common Stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant an amount in cash or stock equal to (i) the excess of the per share fair market value of our Common Stock on the date of exercise over the strike price, multiplied by (ii) the number of shares of Common Stock with respect to which the stock appreciation right is exercised. A stock appreciation right granted under the Amended 2021 Plan vests at the rate specified in the stock appreciation right agreement as determined by the administrator.

The administrator determines the term of stock appreciation rights granted under the Amended 2021 Plan, up to a maximum of 10 years. Unless the terms of a participant’s stock appreciation right agreement provides otherwise, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. The stock appreciation right term will be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Unless the administrator provides otherwise, stock appreciation rights generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. A stock appreciation right holder may designate a beneficiary, however, who may exercise the stock appreciation right following the holder’s death.

Performance Awards. Our Amended 2021 Plan permits the grant of performance awards. The performance goals mean, for a performance period, the one or more goals established by the administrator for the performance period based on the performance criteria. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by our Board when the performance award is granted, we will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of any items that are unusual in nature or occur infrequently as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of our Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (ix) to exclude the effects of stock-based compensation and the award of bonuses under our bonus plans; (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (xi) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, we retain the discretion to adjust or eliminate the compensation or economic benefit due upon attainment of the goals. The performance goals may differ from participant to participant and from award to award.

Other Stock Awards. The administrator may grant other awards based in whole or in part by reference to our Common Stock. The administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Corporate Transactions. The following applies to stock awards under the Amended 2021 Plan in the event of certain specified corporate transactions, unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.

In the event of a corporate transaction, any stock awards outstanding under the Amended 2021 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to our successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction), and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of our Common Stock in connection with the corporate transaction, over (ii) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of our Common Stock.

Under the Amended 2021 Plan, a significant corporate transaction is generally the consummation of (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of at least 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our Common Stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Amendment or Termination. Our board has the authority to amend, suspend, or terminate our Amended 2021 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No ISOs may be granted after the tenth anniversary of the date our Board of Directors adopts our Amended 2021 Plan.

Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and the Company with respect to participation in the Amended 2021 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of shares acquired the Amended 2021 Plan. The Amended 2021 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying shares on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying shares on the date of exercise of the stock option over the exercise price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The Amended 2021 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. If, however, the shares are not vested when they are received (for example, if the employee is required to work for a period of time in order to have the right to sell the shares), the recipient generally will not recognize income until the shares become vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date they become vested over any amount paid by the recipient in exchange for the shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the shares on the date the award is granted over any amount paid by the recipient for the shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the shares are received or when the shares become vested.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exemption to Section 409A of the Code will recognize ordinary income at the time the shares are delivered equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. To comply with the requirements of Section 409A of the Code, the shares subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exemption to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the shares are delivered.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying shares on the grant date, the recipient will recognize ordinary income equal to the fair market value of the shares or cash received upon such exercise.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Section 162(m) Limit

Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the Amended 2021 Plan will be subject to the deduction limit under Section 162(m) and will not be eligible to qualify for the performance-based compensation exception under Section 162(m) pursuant to the transition relief provided by the Tax Cuts and Jobs Act.

New Plan Benefits

In general, awards to executive officers, other employees and consultants are made at the discretion of the administrator. As a result, the benefits and amounts that will be received or allocated under the Amended 2021 Plan are not determinable at this time.

Aggregate Past Grants Under the 2021 Plan

As of April 15, 2026, awards covering a total of 2,748,950 shares of Common Stock have been granted under the 2021 Plan since its inception. The following table shows information regarding the grant of such awards (regardless of whether subsequently exercised or forfeited) to the persons and groups identified below.

Name and Position	Number of Options	Number of Restricted Stock Units
Jean-Paul Kress, President, Chief Executive Officer and Chairman	—	—
Robert Ang, Former President and Chief Executive Officer	106,760	29,437
Sandesh Mahatme, Chief Financial Officer	1,388,274	—
Qing Zuraw, Former Chief Development Officer	—	—
All current executive officers as a group (3 persons)	1,388,274	—
All current non-employee directors as a group (7 persons)	28,690	—
All current employees, including all current officers who are not executive officers, as a group	362,500	153,565

Equity Compensation Plan Information

The following table contains information about our equity compensation plans as of December 31, 2025. As of December 31, 2025, we had three equity compensation plans. See “Executive Compensation-Equity Incentive Plans” for a description of the material terms of each of our equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by security holders	1,651,076	$16.86	433,804
Equity compensation plans not approved by security holders(3)	5,143,515	$8.18	2,539,361
Total	6,794,591	$10.32	2,973,165

(1)
Includes shares issuable upon exercise of outstanding options and shares issuable upon settlement of outstanding restricted stock units (“RSUs”).
(2)
The weighted average exercise price is calculated based solely on outstanding stock options, and does not take into account stock underlying RSUs, which have no exercise price.
(3)
Represents shares issuable under our 2023 Inducement Plan.

Certain Interests of Directors and Executive Officers

In considering the recommendation of our Board with respect to the approval of the Amended 2021 Plan, stockholders should be aware that the members of the Board and our executive officers have certain interests that may present them with conflicts of interest in connection with such proposal. As discussed above, directors and executive officers are eligible to receive awards under the Amended 2021 Plan. The Board recognizes that approval of this proposal may benefit our directors and executive officers and their successors.

OUR BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” PROPOSAL NO. 2 TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE VOR BIOPHARMA INC. AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

Proposal No. 3 – Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has been our independent registered public accounting firm since 2020.

A representative of Ernst & Young LLP is expected to attend the virtual Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and the best interests of our stockholders.

The affirmative vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the matter at the annual meeting will be required to ratify the selection of Ernst & Young LLP.

Independent Registered Public Accountants’ Fees

The following table summarizes the fees Ernst & Young LLP billed us for each of the last two fiscal years.

	Year Ended December 31,
Category	2025	2024
Audit Fees (1)	$956,250	$675,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$956,250	$675,000

(1)
Audit fees consist of fees billed for professional services by Ernst & Young LLP for the annual audit of our consolidated financial statements included in our Annual Report on Form 10-K, reviews of our interim condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q, review of the registration statements on Form S-3 and S-8 in connection with securities offerings, and related services that are normally provided in connection with statutory and regulatory filings or engagements. The aggregate fees included in the Audit Fees are those fees billed for the fiscal year.

All fees described above were pre-approved by the Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of our independent registered public accounting firm. We may not engage our independent registered public accounting firm to render any audit or non-audit service unless either the service is approved in advance by the Audit Committee, or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures.

From time to time, our Audit Committee may pre-approve services that are expected to be provided to us by the independent registered public accounting firm during the following 12 months. At the time such pre-approval is granted, the Audit Committee must identify the particular pre-approved services in a sufficient level of detail so that our management will not be called upon to make a judgment as to whether a proposed service fits within the pre-approved services, and at each regularly scheduled meeting of the Audit Committee following such approval, management or the independent registered public accounting firm shall report to the Audit Committee regarding each service actually provided to us pursuant to such pre-approval.

The Audit Committee has delegated to its chairperson the authority to grant pre-approvals of audit or non-audit services to be provided by the independent registered public accounting firm, provided, that such services are no more than $50,000 per calendar year. Any approval of services by the chairperson of the Audit Committee is reported to the committee at its next regularly scheduled meeting.

OUR BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” PROPOSAL NO. 3 TO RATIFY THE SELECTION BY OUR AUDIT COMMITTEE OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires executive officers, directors and persons who beneficially own more than 10% of a company’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC.

Based solely on our review of electronic filings with the SEC of such reports and written representations from our executive officers and directors that no Form 5 is required, we believe that our executive officers, directors and beneficial owners of more than ten percent of our common stock complied with all Section 16(a) filing requirements during the last fiscal year, except one Form 3 and one Form 4 reporting the receipt of two equity awards were filed late on July 30, 2025 by Qing Zuraw due to a delay in receiving EDGAR filing codes.

Executive Officers

Our executive officers as of the Record Date are as follows:

Name	Position
Jean-Paul Kress, M.D.	President, Chief Executive Officer and Chairman
Sandesh Mahatme	Chief Financial Officer
Jeremy Sokolove, M.D.	Chief Medical Officer

Biographical information for Dr. Kress is included above with the director biographies under the caption “Class III Directors Continuing in Office Until the 2027 Annual Meeting.”

Sandesh Mahatme, age 61, has served as our Chief Financial Officer since July 2025. From July 2020 to June 2024, Mr. Mahatme served as President, Chief Operating Officer and Chief Financial Officer of National Resilience Inc., a technology-focused biomanufacturing company dedicated to broadening access to complex medicines. From November 2012 to July 2020, Mr. Mahatme served in various executive positions, including as Executive Vice President, Chief Financial Officer and Chief Business Officer of Sarepta Therapeutics, Inc., a publicly traded biopharmaceutical company. Prior to those roles, he worked at Celgene Corporation, where he served in various positions including Senior Vice President of Corporate Development, Senior Vice President of Finance, Corporate Treasurer and Head of Tax. Mr. Mahatme served in senior roles in business development and corporate finance at Pfizer after starting his career at Ernst & Young LLP. Mr. Mahatme has served as a director of Idorsia Pharmaceuticals Ltd. since May 2020 and of CRISPR Therapeutics AG since May 2024. In addition, Mr. Mahatme previously served as a director on the boards of Aeglea BioTherapeutics, Inc. from June 2015 to July 2022 and Flexion Therapeutics, Inc. from July 2014 to June 2021. Mr. Mahatme earned Master of Laws degrees from Cornell Law School and the New York University School of Law and is a member of the New York State Bar Association.

Jeremy Sokolove, M.D., age 52, has served as our Chief Medical Officer since November 2025. Prior to joining Vor Bio, Dr. Sokolove served as Chief Medical Officer In-Residence at Roivant Sciences from September 2024 to November 2025, where he led strategic assessment and in-licensing of novel therapeutic programs and provided clinical and operational leadership across Roivant’s portfolio companies. Previously, he served as Chief Medical Officer at Odyssey Therapeutics from September 2023 to September 2024, guiding the company’s transition to a clinical-stage organization developing next-generation immunomodulators for autoimmune and inflammatory diseases. Earlier in his career, Dr. Sokolove held senior leadership positions at GlaxoSmithKline as Senior Vice President and Head of Clinical Pharmacology & Experimental Medicine, and at AbbVie as Head of Immunology Translational Science. Dr. Sokolove was previously on the faculty at Stanford University Medical Center. He earned his M.D. from Boston University School of Medicine and completed his Internal Medicine residency at Boston University Medical Center, where he served as Chief Medical Resident. He completed clinical and research fellowships in Rheumatology and Immunology at Stanford University.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our Common Stock, as of April 15, 2026, by:

•
each person known by us to beneficially own more than 5% of our Common Stock;
•
each of our named executive officers;
•
each of our directors; and
•
all of our executive officers and directors as a group.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 54,185,737 shares of our Common Stock outstanding as of April 15, 2026.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, warrants, or other rights held by such person that are currently exercisable or will become exercisable within 60 days after April 15, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed stockholders is 500 Boylston Street, Suite 1350, Boston, Massachusetts 02116. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Except as indicated by the footnotes below, we believe, based on information furnished to us, that each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater than 5% stockholders
RA Capital Management, L.P. (1)	12,739,063	19.99%
TCG Crossover (2)	5,673,078	10.47%
Remegen Co., Ltd.(3)	6,013,948	9.99%
ForGrowth III PA B.V. (4)	5,612,466	9.99%
Venrock Healthcare Capital Partners III, L.P. (5)	5,693,619	9.89%
Verve Capital Limited (6)	4,999,272	9.18%
Reprogrammed Interchange LLC(7)	3,602,790	6.36%
Named Executive Officers and Directors
Jean-Paul Kress	—	—
Robert Ang(8)	129,596	*
Sandesh Mahatme	—	—
Qing Zuraw	—	—
Daniella Beckman (9)	8,249	*
Alexander (Bo) Cumbo (10)	833	*
Michel Detheux (11)	833	*
Wouter Joustra (12)	416	*
Erez Kalir (13)	2,916	*
Andrew Levin (14)	416	*
Fouad Namouni (15)	5,087	*
All current executive officers and directors as a group (10 persons)	148,346	*

* Represents beneficial ownership of less than one 1%.

(1)
Consists of (i) 3,197,619 shares of Common Stock held by RA Capital Healthcare Fund, L.P. (“RA Healthcare”); (ii) 9,534,838 shares of Common Stock issuable upon the exercise of pre-funded warrants to purchase Common Stock (“Pre-Funded Warrants”) held by RA Healthcare; (iii) 6,190 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days of April 15, 2026 held by Joshua Resnick for the benefit of RA Capital Management, L.P. (“RA Capital”); and (iv) 416 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days of April 15, 2026 held by Andrew Levin for the benefit of RA Capital. Excludes (i) 1,056,072 shares of Common Stock issuable upon the exercise of outstanding warrants held by RA Healthcare (“Common Stock Warrants”) and (ii) 465,162 shares of Common Stock issuable upon the exercise of Pre-Funded Warrants held by RA Healthcare. The Common Stock Warrants contain a beneficial ownership blocker that precludes exercise to the extent that, following such exercise, RA Healthcare, together with its affiliates and other attribution parties, would own more than 9.99% of the Common Stock outstanding, and RA Healthcare is currently prohibited from exercising the Common Stock Warrants by virtue of this blocker. The Pre-Funded Warrants similarly contain a beneficial ownership blocker precluding exercise to the extent that, following such exercise, RA Healthcare and its affiliates and other attribution parties would own more than 19.99% of the Common Stock outstanding. RA Capital Healthcare Fund GP, LLC is the general partner of RA Healthcare. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Peter Kolchinsky and Mr. Rajeev Shah are the controlling persons. RA Capital serves as investment adviser for the RA Healthcare and may be deemed a beneficial owner, for purposes of Section 13(d) of the Exchange Act, of any securities of the Company held by the RA Healthcare. RA Healthcare has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in RA Healthcare’s portfolio, including the shares of the Company’s Common Stock. Because RA Healthcare has divested itself of voting and investment power over the reported securities they hold and may not revoke that delegation on less than 61 days’ notice, RA Healthcare disclaims beneficial ownership of the securities they hold for purposes of Section 13(d) of the Exchange Act and therefore disclaims any obligation to report ownership of the reported securities under Section 13(d) of the Exchange Act. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners for purposes of Section 13(d) of the Exchange Act. RA Capital, Dr. Kolchinsky, and Mr. Shah disclaim beneficial ownership of the securities other than for the purpose of determining their obligations under Section 13(d) of the Exchange Act. The address of the entities listed above is 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116. The information in this footnote is based on a Schedule 13D/A filed by RA Capital Management, L.P. with the SEC on April 15, 2026 and a Form 4 filed by RA Capital Management on April 15, 2026 with the SEC and other information known to the Company.
(2)
Consists of (i) 2,836,539 shares of Common Stock held by TCG Crossover Fund II, L.P. (“TCG Crossover II”) and (ii) 2,836,539 shares of Common Stock held by TCG Crossover Fund III, L.P. (“TCG Crossover III”). TCG Crossover GP II, LLC (“TCG Crossover GP II”) is the general partner of TCG Crossover II and may be deemed to have voting, investment, and dispositive power with respect to the securities held of record by TCG Crossover II. TCG Crossover GP III, LLC (“TCG Crossover GP III”) is the general partner of TCG Crossover III and may be deemed to have voting, investment, and dispositive power with respect to the securities held of record by TCG Crossover III. Chen Yu is the sole managing member of each of TCG Crossover GP II and TCG Crossover GP III and may be deemed to share voting, investment and dispositive power with respect to the securities held of record by TCG Crossover II and TCG Crossover III. The address of the entities referenced in this footnote is 245 Lytton Ave., Suite 350, Palo Alto, CA 94301. The information in this footnote is based on a Schedule 13G filed by TCG Crossover GP II, TCG Crossover II, TCG Crossover GP III, TCG Crossover III and Chen Yu with the SEC on April 1, 2026.
(3)
Consists of 6,013,948 shares of Common Stock issuable upon the exercise of Pre-Funded Warrants held by Yantai Rongpu Investment Partnership Limited (“Yantai Rongpu”). Yantai Rongpu is a wholly owned subsidiary of Remegen Co., Ltd. Excludes 9,986,052 shares of Common Stock issuable upon the exercise of Pre-Funded Warrants held by Yantai Rongpu. The Pre-Funded Warrants contain a beneficial ownership blocker precluding exercise to the extent that, following such exercise, Yantai Rongpu and its affiliates and other attribution parties would own more than 9.99% of the Common Stock outstanding. The business address for Yantai Rongpu is 58 Middle Beijing Road, Room 211, Yantai, Shandong, China.
(4)
Consists of (i) 3,617,354 shares of Common Stock held by ForGrowth III PA B.V. (“ForGrowth III”) and (ii) 1,995,112 shares of Common Stock issuable upon the exercise of pre-funded warrants to purchase Common Stock (“Pre-Funded Warrants”) held by ForGrowth III. Excludes (i) 4,125,248 shares of Common Stock issuable upon the exercise of Pre-Funded Warrants held by ForGrowth III. The Pre-Funded Warrants contain a beneficial ownership blocker precluding exercise to the extent that, following such exercise, ForGrowth III and its affiliates and other attribution parties would own more than 9.99% of the Common Stock outstanding. Forbion Growth Opportunities Fund III Cooperatief U.A. (“Forbion Growth III COOP”), the sole shareholder of ForGrowth III, and Forbion Growth III Management B.V. (“Forbion Growth III”), as director of each of ForGrowth III and Forbion Growth III COOP, may be deemed to have voting and investment power over the shares beneficially owned by ForGrowth III. The address of the entities referenced in this footnote is c/o Forbion Capital Partners, Gooimeer 2-35, 1411 DC Naarden, The Netherlands. The information in this footnote is based on a Schedule D filed by ForGrowth III, Forbion Growth III COOP and Forbion Growth III with the SEC on December 23, 2025.
(5)
Consists of (i)(a) 485,356 shares of Common Stock and (b) 792,983 shares of Common Stock issuable upon the exercise of pre-funded warrants to purchase Common Stock (“Pre-Funded Warrants”) held by Venrock Healthcare Capital Partners III, L.P. (“VHCP III”), (ii)(a) 48,539 shares of Common Stock and (b) 79,264 shares of Common Stock issuable upon issuable upon the exercise of Pre-Funded Warrants held by VHCP Co-Investment Holdings III, LLC (“VHCP Co-Investment III”), and (iii)(a) 1,757,824 shares of Common Stock and (b) 2,529,653 shares of Common Stock issuable upon the exercise of Pre-Funded Warrants held by Venrock Healthcare Capital Partners EG, L.P. (“VHCP EG”). The Pre-Funded Warrants contain a beneficial ownership blocker precluding exercise to the extent that, following such exercise, VHCP III, VHCP Co-Investment III, VHCP EG and their affiliates and other attribution parties would own more than 9.99% of the Common Stock outstanding. VHCP Management III, LLC (“VHCP Management III”) is the general partner of VHCP III and the manager of VHCP Co-Investment III. VHCP Management EG, LLC (“VHCP Management EG”) is the general partner of VHCP EG. Nimish Shah and Bong Koh are the voting members of VHCP Management III and VHCP Management EG. The address of the entities and individuals referenced in this footnote is 7 Bryant Park, 23rd Floor, New York, NY 10018 and 3340 Hillview Avenue, Palo Alto, CA 94304. The information in this footnote is based on a Schedule 13G/A filed by VHCP III, VHCP Co-Investment III, VHCP EG, VHCP Management III, VHCP Management EG, Mr. Shah and Mr. Koh with the SEC on February 17, 2026 and other information known to the Company.
(6)
Consists of (i) 4,729,360 shares of Common Stock held by Verve Capital Limited and (ii) 269,912 shares of Common Stock issuable upon the exercise of pre-funded warrants to purchase Common Stock (“Pre-Funded Warrants”) held by Verve Capital Limited. The Pre-Funded Warrants contain a beneficial ownership blocker precluding exercise to the extent that, following such exercise, Verve Capital Limited and its affiliates and other attribution parties would own more than 9.99% of the Common Stock outstanding. Verve Capital Limited has sole voting and dispositive power over the reported securities. The address for Verve Capital Limited is Flat B, 23/F, Panorama Gardens, 103 Robinson Road, Mid-Levels, Hong Kong. The information in this footnote is based on a Schedule 13G/A filed by Verve Capital Limited with the SEC on February 17, 2026 and other information known to the Company.
(7)
Consists of (i) 1,166,909 shares of Common Stock held by Reprogrammed Interchange LLC ("Reprogrammed") and (ii) 2,435,881 shares of Common Stock issuable upon the exercise of outstanding warrants to purchase Common Stock (“Common Stock Warrants”) held by Reprogrammed. The Common Stock Warrants contain a beneficial ownership blocker precluding exercise to the extent that, following such exercise, Reprogrammed and its affiliates and other attribution parties would own more than 9.99% of the Common Stock outstanding. Reprogrammed and Reid Hoffman share voting and dispositive power over the reported securities. The business address of Reprogrammed and Mr. Hoffman is 101 Mission Street, Suite 1000, San Francisco, CA 94105. The information in this footnote is based on a Schedule 13D filed with the SEC on January 7, 2025, a Schedule 13D/A filed with the SEC on October 17, 2025 and a Form 4 filed with the SEC on October 21, 2026 by Reprogrammed and Mr. Hoffman.
(8)
Consists of (i) 8,470 shares of Common Stock held Mr. Ang and (ii) 121,126 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days of April 15, 2026.

(9)
Consists of 8,249 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days of April 15, 2026.
(10)
Consists of 833 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days of April 15, 2026.
(11)
Consists of 833 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days of April 15, 2026.
(12)
Consists of 416 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days of April 15, 2026.
(13)
Consists of 2,916 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days of April 15, 2026.
(14)
Consists of 416 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days of April 15, 2026. Under Dr. Levin’s arrangement with RA Capital, Dr. Levin holds the foregoing shares for the benefit of the RA Healthcare. Dr. Levin is obligated to turn over to RA Capital any net cash or stock received from the foregoing shares underlying such option, which will offset advisory fees owed by the RA Healthcare account to RA Capital. Dr. Levin therefore disclaims beneficial ownership of the foregoing shares of Common Stock underlying the outstanding options held by him.
(15)
Consists of 5,087 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days of April 15, 2026.

Executive Compensation

Our named executive officers for the year ended December 31, 2025 consist of:

•
Jean-Paul Kress, M.D., our President, Chief Executive Officer and Chairman;
•
Robert Ang, M.B.B.S., our former President and Chief Executive Officer;
•
Sandesh Mahatme, our Chief Financial Officer; and
•
Qing Zuraw, our former Chief Development Officer.

Summary Compensation Table

The following table provides information regarding the compensation provided to our named executive officers for the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($) (2)		Option Awards ($) (3)		Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($)		Total ($)
Jean-Paul Kress(5)	2025	344,615	400,000	-		64,013,465		251,425	18,064	(6)	65,027,569
President, Chief Executive Officer and Chairman
Robert Ang(7)	2025	515,026	-	184,250		1,176,895		-	1,488,224	(8)	3,364,395
Former President and Chief Executive Officer	2024	620,945	-	361,500		864,800		341,520	31,584	(9)	2,220,349
Sandesh Mahatme	2025	217,846	274,000	35,262,185	(10)	3,540,099	(11)	102,996	8,972	(12)	39,406,098
Chief Financial Officer
Qing Zuraw(13)	2025	243,385	100,000	2,230,250		8,570,852		-	692,706	(14)	11,837,193
Former Chief Development Officer

(1)
The amounts disclosed represent hiring bonuses awarded in the applicable year listed in the row. See “—Employment Agreements and Potential Payments Upon Termination or Change in Control” for additional information.
(2)
This column reflects the aggregate grant date fair value of the RSUs granted to our named executive officers measured pursuant to Financial Accounting Standard Board Accounting Standards Codification Topic 718 (“ASC 718”), which is the basis for computing stock-based compensation in our financial statements. This calculation assumes that the named executive officer will perform the requisite service for the award to vest in full as required by SEC rules. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon vesting of the RSUs or the sale of the Common Stock underlying such stock options.
(3)
This column reflects the full grant date fair value of stock option awards granted during the year measured pursuant to ASC 718, which is the basis for computing stock-based compensation in our financial statements. The fair value of stock option awards includes any incremental value resulting from stock option repricings, as described below under "Stock Option Repricings". This calculation assumes that the named executive officer will perform the requisite service for the award to vest in full as required by SEC rules. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon vesting of the stock options, the exercise of the stock options or the sale of the Common Stock underlying such stock options. See Note 8 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
(4)
The amounts disclosed represent performance bonuses earned in the applicable year listed in the row.
(5)
Dr. Kress is also a member of our Board but did not receive any additional compensation in his capacity as a director.
(6)
Consists of $13,785 in 401(k) Company matching contributions, $4,000 in health savings account contributions, and $279 in aggregate for life insurance premiums paid by Vor Bio on Dr. Kress' behalf.
(7)
Dr. Ang resigned as our President and Chief Executive Officer and as a member of our Board on June 25, 2025. Dr. Ang did not receive any additional compensation in his capacity as a director.
(8)
Consists of $14,000 in 401(k) Company matching contributions, $4,000 in health savings account contributions, $638 in aggregate for life insurance premiums paid by Vor Bio on Dr. Ang's behalf, $1,469,400 in termination expenses, and $186 for commuting expenses.
(9)
Consists of $23,169 in 401(k) Company matching contributions, $4,000 in health savings account contributions, $2,310 in aggregate for life insurance and disability insurance premiums paid by us on Dr. Ang’s behalf, and $2,105 for commuting expenses.

(10)
In accordance with the terms of Mr. Mahatme’s employment agreement, Mr. Mahatme previously received a grant of 694,137 RSUs under the Inducement Plan. In connection with the December Option Repricing, the Compensation Committee of the Board approved cancelling Mr. Mahatme’s RSU award and granting Mr. Mahatme an option to purchase 1,388,274 shares of Common Stock pursuant to the 2021 Plan. This amount reflects the aggregate grant date fair value of the cancelled 694,137 RSU measured pursuant to ASC 718.
(11)
This amount reflects (i) the incremental fair value resulting from the cancellation of the previous 694,137 RSU award and grant of an option to purchase 1,388,274 shares of Common Stock, measured pursuant to ASC 718 and (ii) the incremental fair value resulting from December 2025 repricing, described below under "Stock Option Repricings", measured pursuant to ASC 718.
(12)
Consists of $8,714 in 401(k) Company matching contributions and $258 in aggregate for life insurance premiums paid by Vor Bio on Mr. Mahatme's behalf.
(13)
Dr. Zuraw resigned as our Chief Development Officer effective as of December 31, 2025.
(14)
Consists of $9,735 in 401(k) Company matching contributions, $2,000 in health savings account contributions, $247 in aggregate for life insurance premiums paid by Vor Bio on Dr. Zuraw's behalf, and $680,724 in termination expenses.

Narrative to the Summary Compensation Table

Historically, our business was focused on engineering hematopoietic stem cells to enable targeted therapies for patients with hematological malignancies, including acute myeloid leukemia. In May 2025, we announced the wind-down of our prior clinical and manufacturing operations, and in June 2025, we in-licensed telitacicept, a novel dual-target fusion protein, from RemeGen Co., Ltd. ("RemeGen"), which we are currently advancing through two Phase 3 global clinical trials for the treatment of myasthenia gravis ("MG") and Sjögren's disease ("SjD"). In connection with this transformation, we substantially reconstituted our executive leadership team and refreshed our board of directors to include individuals with the particular skills and experience we believe are necessary to transform our company from a clinical-stage company developing therapies to treat hematological malignancies into a late-clinical stage company developing a therapy to treat autoimmune diseases and preparing for potential commercialization. We operate in a highly competitive environment that relies heavily on specialized talent, and our compensation practices are accordingly evolving along with the evolution of our business. A core objective of our compensation program is to enable the attraction, retention, and motivation of top talent that will provide us with the expertise and skills necessary to deliver on our short- and long-term goals.

We review compensation annually for all employees, including our executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions at peer companies in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders and a long-term commitment to our company. We do not target a specific competitive position or a specific mix of compensation among base salary, bonus or long-term incentives.

Our Board and Compensation Committee have historically determined our executive officers’ compensation, and our Compensation Committee has typically reviewed and discussed management’s proposed compensation with our Chief Executive Officer for all executives other than our Chief Executive Officer. Based on those discussions and its discretion, our Compensation Committee approved the compensation of our executives other than our Chief Executive Officer and our Board, upon recommendation from our Compensation Committee, then approved the compensation of our Chief Executive Officer.

Annual Base Salary

We have entered into employment agreements with each of our named executive officers that establish annual base salaries, which are generally determined, approved and reviewed periodically by our Board or Compensation Committee in order to compensate our named executive officers for the satisfactory performance of duties to our Company. Annual base salaries are intended to provide a fixed component of compensation to our named executive officers, reflecting their skill sets, experience, roles and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent. See “—Employment Agreements and Potential Payments Upon Termination or Change in Control.”

Non-Equity Incentive Plan Compensation

In accordance with the terms of their employment agreements, our named executive officers are eligible to receive discretionary annual bonuses of up to a percentage of each officer’s gross base salary based on individual performance, company performance or as otherwise determined appropriate, as determined by our Board and our Compensation Committee. In 2025, our named executive officers were eligible to earn an annual target performance bonus of each executive’s 2025 base salary based on achievement of certain corporate objectives. Dr. Kress was eligible to earn 60% of his 2025 base salary and Mr. Mahatme and Dr. Zuraw were each eligible to earn 40% of their 2025 base salaries.

For fiscal year 2025, the Board established corporate performance objectives across five areas: clinical and regulatory execution, technical operations, commercial and medical affairs readiness, financial management, and organizational development. The Company achieved all base objectives, including meeting the patient randomization target in its global Phase 3 MG trial, initiating Phase 3 startup activities in SjD, completing the transfer of trial sponsorship from RemeGen, and extending the Company’s cash runway. The Company also exceeded certain objectives and delivered additional performance beyond initial targets across multiple areas, including financial management and clinical development. Based on these results, the Board determined that the percentage of attainment of the target bonus for 2025 was 115% overall, resulting in a performance bonus of 69% of base salary for Dr. Kress, pro rated for the portion of the year in which he was employed with us. The Board determined Mr. Mahatme’s bonus amount at 44.5% of his base salary due to both corporate performance and individual performance, pro rated for the portion of the year in which he was employed with us. The Board determined Dr. Zuraw’s bonus at 44.5% of her base salary due to both corporate performance and individual performance. The approved payout amounts for each named executive officer are reflected in the column of the Summary Compensation Table above entitled “Non-Equity Incentive Plan Compensation.” Dr. Ang did not receive a discretionary annual bonus in respect of 2025 performance because he resigned from the Company on June 25, 2025.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests with those of our employees and consultants, including our executive officers. Our Board has historically been responsible for approving equity grants. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure. Our executives generally are awarded an initial new hire grant upon commencement of employment. We have also made true-up awards following certain financing events or promotions. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance.

The following table provides information regarding the outstanding equity awards held by our named executive officers as of December 31, 2025.

Outstanding Equity Awards at December 31, 2025

	Option Awards (1)							Stock Awards (1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(2)
Jean-Paul Kress	06/26/25		4,164,831	(3)	17.80	(4)	06/25/35
Robert Ang(5)	03/10/20	7,364			43.52		03/09/30
	08/21/20	7,002			38.08		08/20/30
	02/05/21	2,552			360.00		02/04/31
	02/01/22	18,799			172.60		01/31/32
	09/13/22	8,625			99.40		09/12/32
	02/06/23	12,874			111.00		02/05/33
	01/29/24	22,661			48.20		01/28/34
	02/03/25	41,249			26.80		02/02/35
Sandesh Mahatme	12/05/25		1,388,274	(6)	17.80	(7)	12/04/35
Qing Zuraw(8)	07/17/25		218,652	(3)	47.60	(9)	07/16/35
	07/17/25							46,854	(10)	612,850

(1)
All equity awards were granted under the Prior Plan, described below under the subsection titled “—Equity Incentive Plans—2015 Stock Incentive Plan,” our 2021 Plan, the terms of which are described below under the subsection titled “—Equity Incentive Plans—Amended and Restated 2021 Equity Incentive Plan,” or our 2023 Inducement Plan (the “Inducement Plan”), the terms of which are described below under the subsection titled “—Equity Incentive Plans—Inducement Plan.”
(2)
This column represents the fair market value of a share of our Common Stock of $13.08 as of December 31, 2025, which was the closing price of our Common Stock as reported on the Nasdaq Global Select Market on December 31, 2025, multiplied by the amount shown in the column “Stock Awards—Equity incentive plan awards: number of unearned shares, units or other rights that have not vested.”

(3)
1/4th of the shares underlying the option vest on the one-year anniversary of the grant date, with the remainder vesting in equal monthly installments over the following three years, subject to continuous service as of each such vesting date.
(4)
On December 5, 2025, pursuant to the terms of the Inducement Plan, the Board approved a stock option award repricing, effective as of December 5, 2025. The exercise price per share of common stock subject to the option will be (a) $17.80 per share, or (b) to the extent the option is exercised following the end of a specified retention period, $8.18 per share. The retention period begins on December 5, 2025 and ends on the earlier of (i) December 5, 2027 or (ii) a Change in Control (as defined in the Inducement Plan) during the optionholder’s continuous service with the Company.
(5)
Dr. Ang resigned as the Company’s President and Chief Executive Officer and as a member of our Board effective as of June 25, 2025. In connection with his resignation, we entered into a transition agreement with Dr. Ang, which provided for accelerated vesting of all outstanding time-based equity awards and a 12-month post-termination exercise period for vested stock options, and as a result, Dr. Ang’s outstanding option awards will no longer be exercisable as of October 14, 2026.
(6)
1/4th of the shares underlying the option vest on July 1, 2026, with the remainder vesting in equal monthly installments over the following three years, subject to continuous service as of each such vesting date.
(7)
In connection with the December Option Repricing, as described below, the Compensation Committee of the Board approved cancelling Mr. Mahatme’s RSU award and granting Mr. Mahatme an option to purchase 1,388,274 shares of Common Stock pursuant to the 2021 Plan. The option award has an initial exercise price of $17.80 per share, which will automatically reduce to $8.18 per share for any exercises beginning on the earlier of (i) December 5, 2027 and (ii) a Change in Control during Mr. Mahatme’s Continuous Service (each as defined in the 2021 Plan).
(8)
Dr. Zuraw resigned as the Company’s Chief Development Officer, and her outstanding option awards and stock awards ceased vesting and were forfeited, effective as of December 31, 2025.
(9)
On December 5, 2025, pursuant to the terms of the Inducement Plan, the Board approved a stock option award repricing, effective as of December 5, 2025. The exercise price per share of common stock subject to the option will be (a) $47.60 per share, or (b) to the extent the option is exercised following the end of a specified retention period, $8.18 per share. The retention period begins on December 5, 2025 and ends on the earlier of (i) December 5, 2027 or (ii) a Change in Control (as defined in the Inducement Plan) during the optionholder’s continuous service with the Company.
(10)
Represents restricted stock units. 1/4th of the restricted stock units vest on August 1, 2026, with the remainder vesting in substantially equal quarterly installments over 3 years, subject to continuous service as of each such vesting date.

Stock Option Repricings

February 2025 Repricing

On February 3, 2025, our Board approved a stock option repricing whereby the exercise price of certain outstanding options to purchase shares of the our common stock under our 2015 Stock Incentive Plan (the “2015 Plan”), the 2021 Plan and the Inducement Plan was reduced to $26.80 per share (the “February Reduced Exercise Price”), the closing price of our common stock on February 3, 2025 (the “February Option Repricing”).

The February Option Repricing applied to options to purchase shares of common stock that (i) were granted under the 2015 Plan, the 2021 Plan or the Inducement Plan (each, a “Plan”), (ii) as of February 3, 2025, were held by continuing employees and (iii) had an exercise price per share greater than $26.80 (the “February Repriced Options”); provided that holders of February Repriced Options must remain in Continuous Service (as defined in 2021 Plan or Inducement Plan, as applicable) with the Company or while the optionholder is an Eligible Participant (as defined in the 2015 Plan), as applicable, for a designated retention period in order for the applicable February Repriced Option to be exercisable for the February Reduced Exercise Price pursuant to the February Option Repricing. The retention period (the “February Retention Period”) extended from February 3, 2025 to the earliest of (A) February 3, 2026, (B) a Change in Control during the holder’s Continuous Service (each as defined in the 2021 Plan or Inducement Plan, as applicable) with the Company or while the optionholder was an Eligible Participant (as defined in the 2015 Plan), as applicable, and (C) 30 days prior to the applicable February Repriced Option’s original expiration date. If any such February Repriced Option was exercised prior to the end of the February Retention Period, the exercise price per share would have been the original exercise price per share, and not the February Reduced Exercise Price. No other changes were made to the February Repriced Options as a result of the February Option Repricing, including with respect to the vesting schedules or expiration dates of or the number of shares underlying the February Repriced Options.

The total number of shares underlying all February Repriced Options is approximately 0.34 million shares. The February Repriced Options previously had exercise prices ranging from $27.20 to $899.20 per share.

The February Repriced Options included underwater options held by certain of our named executive officers, including our former principal executive officer, as set forth below:

Name and Position	Total Repriced Options	Weighted Average Exercise Price of Repriced Options	Exercise Price Range of Repriced Options
Robert Ang	106,332	86.02	$38.08 to $360.00
Former President and Chief Executive Officer

The Board approved the February Option Repricing after multiple discussions, careful consideration of various alternatives and a review of other applicable factors upon the recommendation of the Compensation Committee of the Board and with the advice of the Board’s independent compensation consultant. The Board designed the repricing, with the original exercise price applicable during the February Retention Period, to provide added incentive to retain and motivate the holders of the February Repriced Options to continue to work in the best interests of the Company and its stockholders without incurring the stock dilution resulting from significant additional equity grants or significant additional cash expenditures resulting from additional cash compensation.

December 2025 Repricing

On December 5, 2025, our Board approved a stock option repricing whereby the exercise price of certain outstanding options to purchase shares of Common Stock under the 2021 Plan and the Inducement Plan was reduced to $8.18 per share (the “December Reduced Exercise Price”), the closing price of the Common Stock on December 5, 2025 (the “December Option Repricing”).

The December Option Repricing applied to options to purchase shares of Common Stock that (i) were granted under the 2021 Plan or the Inducement Plan, (ii) as of December 5, 2025, were held by continuing employees, (iii) had not previously been repriced and (iv) had an exercise price per share greater than $8.18 (the “December Repriced Options”); provided that holders of December Repriced Options must remain in Continuous Service (as defined in 2021 Plan or Inducement Plan, as applicable) with the Company for a designated retention period in order for the applicable December Repriced Option to be exercisable for the December Reduced Exercise Price pursuant to the December Option Repricing. The retention period (the “December Retention Period”) extends from December 5, 2025 to the earliest of (A) December 5, 2027, (B) a Change in Control during the holder’s Continuous Service (each as defined in the 2021 Plan or the Inducement Plan, as applicable) with the Company and (C) 30 days prior to the applicable December Repriced Option’s original expiration date. If any such December Repriced Option is exercised prior to the end of the December Retention Period, the exercise price per share shall be the original exercise price per share, and not the December Reduced Exercise Price. No other changes were made to the December Repriced Options as a result of the December Option Repricing, including with respect to the vesting schedules or expiration dates of or the number of shares underlying the December Repriced Options.

The total number of shares underlying all December Repriced Options is 5.2 million shares. The December Repriced Options previously had exercise prices ranging from $17.80 to $47.60 per share.

The December Repriced Options include underwater options held by certain of the Company’s named executive officers, including our principal executive officer, as set forth below:

Name and Position	Total Repriced Options	Original Exercise Price Range of Repriced Options
Jean-Paul Kress	4,164,831	$17.80
President and Chief Executive Officer
Qing Zuraw	218,652	$47.60
Former Chief Development Officer

The Board approved the December Option Repricing after multiple discussions, careful consideration of various alternatives and a review of other applicable factors with the advice of the Board’s independent compensation consultant. The Board designed the repricing, with the original exercise price applicable during the December Retention Period, to provide added incentive to retain and motivate the holders of the December Repriced Options to continue to work in the best interests of the Company and its stockholders without incurring the stock dilution resulting from significant additional equity grants or significant additional cash expenditures resulting from additional cash compensation.

In accordance with the terms of Mr. Mahatme’s employment agreement, Mr. Mahatme previously received a grant of 694,137 RSUs under the Inducement Plan. In connection with the December Option Repricing, the Compensation Committee of the Board approved cancelling Mr. Mahatme’s RSU award and granting Mr. Mahatme an option to purchase 1,388,274 shares of Common Stock pursuant to the 2021 Plan. Mr. Mahatme’s option award has an initial exercise price of $17.80 per share, which will automatically reduce to the December Reduced Exercise Price for any exercises beginning on the earlier of (i) December 5, 2027 and (ii) a Change in Control during Mr. Mahatme’s Continuous Service (each as defined in the 2021 Plan) with the Company. Mr. Mahatme's option to purchase 1,388,274 shares of common stock was included in the 6,582,767 total number of shares underlying repriced options as disclosed in Note 8 under "December 2025 Option Repricing" in our Annual Report on Form 10-K, as the basis for measuring incremental fair value pursuant to ASC 718 for this modified award was akin to that for all other shares underlying the repriced options.

401(k) Plan

We maintain a defined contribution retirement plan that provides eligible U.S. employees, including our named executive officers, with an opportunity to save for retirement. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). Our named executive officers are eligible to participate in the 401(k) plan on the same basis as our other employees and defer a portion of their compensation, within prescribed limits, on a pre-tax basis through payroll contributions to the 401(k) plan. For more information regarding our 401(k) plan see Note 12 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025.

Health and Welfare Benefits; Perquisites

Our named executive officers are eligible to participate in our other benefit programs on the same basis as all employees of our Company. We generally do not provide perquisites or personal benefits except in limited circumstances.

Employment Agreements and Potential Payments Upon Termination or Change in Control

We are party to employment agreements with each of our named executive officers. The agreements generally provide for at-will employment without any specific term and set forth the named executive officer’s initial base salary, eligibility for employee benefits and severance benefits upon a qualifying termination of employment or change in control of our Company. Each of our named executive officers has executed our standard confidentiality, intellectual property assignment and non-solicitation agreement. The key terms of the employment agreements with our named executive officers, including potential payments upon termination or change in control, are described below.

Jean-Paul Kress, M.D.

We entered into an employment agreement with Dr. Kress in June 2025 in connection with his appointment as our President and Chief Executive Officer. The employment agreement provides for an initial annual base salary of $700,000, subject to annual review and potential increase, and a one-time signing bonus of $400,000, subject to repayment if Dr. Kress’s employment terminates under certain circumstances within the first twelve months. Our Board increased Dr. Kress’s annual base salary in March 2026 to $724,500, effective as of January 1, 2026. Dr. Kress is also eligible for a discretionary annual cash bonus targeted at 60% of his then-current base salary. In addition, the employment agreement provided for an initial grant of stock options to purchase 4,164,831 shares of Common Stock, which such award was repriced in connection with the December Option Repricing described above. In the event we terminate Dr. Kress’s employment without cause or Dr. Kress resigns for good reason, Dr. Kress will be entitled to severance benefits, including 18 months of base salary, a prorated target bonus, continued health coverage and an extended period to exercise vested stock options, subject to his execution of a release of claims. If such a termination occurs in connection with a change in control, severance benefits increase to lump sum payments equal to 24 months of base salary and 150% of the target bonus, accelerated vesting of equity awards and 24 months of continued health coverage.

Robert Ang, M.B.B.S.

We entered into an offer letter with Dr. Ang in June 2019 in connection with his appointment as our President and Chief Executive Officer. The offer letter provided for a base salary of $395,000 per year, a one-time signing bonus of $76,000 and a target annual bonus equal to 40% of Dr. Ang’s annual base salary based on the achievement of goals established by our Board. Our Board periodically increased Dr. Ang’s annual base salary, including most recently in February 2025, to $632,000. Additionally, in February 2025 our Board of directors approved a target annual bonus of 55% of Dr. Ang’s annual salary. The offer letter further provided for the grant of stock options. Pursuant to his offer letter, if we terminated Dr. Ang’s employment without cause, or if Dr. Ang terminated his employment for good reason or due to death or disability, each as defined in Dr. Ang’s offer letter, he was entitled to (i) cash severance equal to continued base salary payments commencing on Dr. Ang’s termination date until the first anniversary of such termination date (the “Ang Severance Period”), paid in equal monthly installments in accordance with our standard payroll policies and (ii) if he timely elected to continue health coverage through COBRA, direct payment of, or reimbursement for, COBRA premiums for Dr. Ang and his covered dependents for the Ang Severance Period or, if earlier, until Dr. Ang was eligible for healthcare coverage under another employer’s plan. These severance benefits were conditioned upon Dr. Ang’s resignation from all positions with us, execution of a release agreement, return of company property and compliance with his confidentiality, intellectual property assignment and non-solicitation agreement. Notwithstanding the foregoing, in the event we were to undergo a change in control, as defined in Dr. Ang’s offer letter, Dr. Ang’s then-outstanding equity awards granted pursuant to the offer letter would vest in full, subject to Dr. Ang’s continued service through the date of such change in control.

In connection with Dr. Ang’s resignation from the positions of President, Chief Executive Officer and Director, we entered into a transition agreement with Dr. Ang (the “Transition Agreement”) in June 2025 pursuant to which Dr. Ang continued with the Company to assist in his transition through October 2025. Under the Transition Agreement, Dr. Ang received severance benefits including lump sum payments equal to 18 months of base salary and 150% of his 2025 target annual bonus, reimbursement of COBRA premiums for up to 18 months, accelerated vesting of all outstanding time-based equity awards and a 12-month post-termination exercise period for vested stock options, all of which are reflected in “All Other Compensation” in “Summary Compensation Table” above.

Sandesh Mahatme

We entered into an employment agreement with Mr. Mahatme in July 2025 in connection with his appointment as our Chief Financial Officer. The employment agreement provides for an initial annual base salary of $480,000 and a one-time signing bonus of $274,000, subject to repayment if his employment terminates under certain circumstances within the first twelve months. Mr. Mahatme is also eligible for a discretionary annual cash bonus targeted at 40% of his then-current base salary. In addition, Mr. Mahatme received an initial grant of 694,137 restricted stock units.As described above, in connection with the December Option Repricing, such restricted stock units were cancelled for an option to purchase 1,388,274 shares of Common Stock. In the event we terminate Mr. Mahatme without cause or Mr. Mahatme resigns for good reason, Mr. Mahatme will be entitled to severance benefits, including 12 months of base salary, a prorated target bonus, continued health coverage and an extended period to exercise vested stock options, subject to his execution of a release of claims and a post-employment non-competition agreement. If such a termination occurs in connection with a change in control, severance benefits increase to 18 months of base salary, 150% of the target bonus, accelerated vesting of equity awards and 18 months of continued health coverage.

Qing Zuraw, M.D.

We entered into an employment agreement with Dr. Zuraw in July 2025 in connection with her appointment as our Chief Development Officer. The employment agreement provided for an initial annual base salary of $565,000 and a one-time signing bonus of $200,000, subject to repayment if her employment terminates under certain circumstances within the first twenty-four months. Dr. Zuraw was also eligible for a discretionary annual cash bonus targeted at 40% of her then-current base salary. In addition, Dr. Zuraw received an initial grant of stock options to purchase 218,652 shares of Common Stock and 46,854 restricted stock units. The employment agreement provided that if we terminated Dr. Zuraw without cause or Dr. Zuraw resigned for good reason, Dr. Zuraw would be entitled to severance benefits, including 12 months of base salary and continued health coverage, subject to her execution of a release of claims and a post-employment non-competition agreement. If such a termination were to occur in connection with a change in control, severance benefits would increase to 18 months of base salary, 150% of the target bonus, accelerated vesting of equity awards and 18 months of continued health coverage.

In November 2025 we entered into an amendment to Dr. Zuraw’s employment agreement (the “Zuraw Amendment”), which provided that (i) in addition to the other severance benefits set forth in Dr. Zuraw’s employment agreement, in the event we terminated Dr. Zuraw without cause, Dr. Zuraw would be entitled to a pro-rated portion of her 2025 target bonus and, if applicable, a pro-rated portion of her 2026 target bonus, payable in a lump sum, and (ii) if Dr. Zuraw resigned for any reason after December 31, 2025, she would be entitled to the same severance benefits as are payable in the event of a termination without cause under her employment agreement.

In December 2025, we entered into a separation agreement (the “Separation Agreement”) with Dr. Zuraw as a result of Dr. Zuraw’s decision to pursue other opportunities. Pursuant to the Separation Agreement, Dr. Zuraw’s employment with the Company ended on December 31, 2025, and Dr. Zuraw received severance benefits consistent with a resignation for any reason between December 31, 2025 and April 2, 2026, as provided in her employment agreement, as amended by the Zuraw Amendment. The Separation Agreement included a general release of claims, a 12-month non-compete agreement and customary non-disparagement and confidentiality covenants.

Equity Incentive Plans

Amended and Restated 2021 Equity Incentive Plan

Our Board adopted and our stockholders approved our 2021 Plan in January 2021. In July 2025 our Board adopted and in August 2025 our stockholders approved an amendment and restatement of the 2021 Plan. The 2021 Plan, which is the successor to our 2015 Plan, is described below.

Our 2021 Plan provides for the grant of stock options qualifying as incentive stock options (“ISOs”), nonstatutory stock options (“NSOs”), restricted stock awards, RSU awards, stock appreciation rights, performance stock awards and other forms of stock compensation to our employees, consultants and directors. Our employees, officers, directors, consultants, and advisors are eligible to receive awards under the 2021 Plan; however, incentive stock options may only be granted to our employees. As of April 15, 2026, there were options to purchase 1,955,689 shares of our Common Stock outstanding under the 2021 Plan, at a weighted average exercise price of $15.97 per share, and 14,250 options to purchase shares of our Common Stock have been exercised. As of April 15, 2026, there were 157,269 RSUs outstanding under the 2021 Plan.

As of April 15, 2026, the number of shares of our Common Stock reserved for issuance under our 2021 Plan is the sum of (i) 2,300,362 and (ii) the number of shares of our Common Stock subject to outstanding awards under our 2015 Plan that expire or are forfeited, canceled, withheld to satisfy tax withholding or to purchase or exercise an award, repurchased by us or are otherwise terminated. The number of shares of our Common Stock reserved for issuance under our 2021 Plan automatically increases on January 1 of each year, for a period of ten years, from January 1, 2026 continuing through January 1, 2035, by 4% of the total number of shares of our Common Stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares as may be determined by our Board. The maximum number of shares that may be issued pursuant to the exercise of ISOs under the 2021 Plan is 6,901,087.

If stockholders approve Proposal No. 2, the 2021 Plan will be amended and restated as described under the heading “Proposal No. 2 – Approval of Amendment and Restatement of the Vor Biopharma Inc. 2021 Amended and Restated Equity Incentive Plan” above.

In 2025, our named executive officers received certain options and restricted stock unit awards under the 2021 Plan, as described above under the heading “Equity-Based Incentive Awards.”

2015 Stock Incentive Plan

The 2015 Plan was adopted by our Board and approved by our stockholders in December 2015. The 2015 Plan provided for the grant of ISOs, NSOs, restricted stock awards, restricted stock units, stock appreciation rights and other stock-based awards.

Since the effective date of the 2021 Plan, no additional awards have been granted under the 2015 Plan, which was terminated on that date, but any awards that were outstanding at that time remain outstanding, subject to the terms of the 2015 Plan and the applicable award agreements, until such outstanding options are exercised or until any such options terminate or expire by their terms. As of April 15, 2026, there were 12,168 shares of Common Stock issuable upon the exercise of stock options outstanding under the 2015 Plan at a weighted-average exercise price of $38.08 per share, and options to purchase 97,168 shares of our Common Stock had been exercised.

2021 Employee Stock Purchase Plan

Our Board adopted and our stockholders approved our 2021 Employee Stock Purchase Plan (the “ESPP”) in January 2021. The purpose of the ESPP is to secure the services of new employees, to retain the services of existing employees and to provide incentives for such individuals to exert maximum efforts toward our success. The ESPP includes two components. One component is designed to allow eligible U.S. employees to purchase Common Stock in a manner that may qualify for favorable tax treatment under Section 423 of the Code. In addition, purchase rights may be granted under a component that does not qualify for such favorable tax treatment when necessary or appropriate to permit participation by eligible employees who are foreign nationals or employed outside of the United States while complying with applicable foreign laws. The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

The ESPP provides participating employees with the opportunity to purchase up to an aggregate of 372,000 shares of our Common Stock. The number of shares of our Common Stock reserved for issuance automatically increases on January 1 of each calendar year, from January 1, 2022 through January 1, 2031, by the lesser of (i) 1% of the total number of shares of our Common Stock outstanding on December 31 of the preceding calendar year, and (ii) 90,000 shares; provided, that prior to the date of any such increase, our Board may determine that such increase will be less than the amount set forth in clauses (i) and (ii). If purchase rights granted under the ESPP terminate without having been exercised, the shares of our Common Stock not purchased under such purchase rights will again become available for issuance under the ESPP.

As of April 15, 2026, we have sold 50,663 shares under our ESPP.

2023 Inducement Plan

Our Board adopted 2023 Inducement Plan (the “2023 Inducement Plan”) in August 2023. The 2023 Inducement Plan provides for the grant of non-statutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance awards and other forms of stock-based compensation to eligible individuals. In accordance with Nasdaq Marketplace Rule 5635(c)(4), awards under the 2023 Inducement Plan may only be made to individuals not previously employees or directors of the Company (or following such individuals’ bona fide period of non-employment with the Company), as an inducement material to the individuals’ entry into employment with the Company. Awards granted under the 2023 Inducement Plan must be approved by either a majority of the Company’s independent directors or by the Compensation Committee.

As of April 15, 2026, there were options to purchase 5,077,726 shares of our Common Stock outstanding under the 2023 Inducement Plan, at a weighted average exercise price of $8.32 per share, and there were 195,607 RSUs outstanding under the 2023 Inducement Plan. As of April 15, 2026, there remained 2,409,543 shares of Common Stock available for future issuance under the 2023 Inducement Plan.

Clawbacks

As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and Chief Financial Officer may be legally required to reimburse our Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002, as amended. Additionally, we have implemented a Dodd-Frank Act-compliant clawback policy, as required by SEC rules.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

From time to time, the Company grants stock options and RSUs to its employees, including the named executive officers. Historically, the Company has granted new-hire option awards on or soon after a new hire’s employment start date and annual refresh employee option and RSU grants in the first quarter of each fiscal year, which refresh grants are typically approved at the regularly scheduled meeting of the Compensation Committee and the Board occurring in such quarter. Also, non-employee directors receive automatic grants of initial and annual stock option awards at the time of a director’s initial appointment or election to the Board and at the time of each annual meeting of the Company’s stockholders, respectively, pursuant to our Non-Employee Director Compensation Policy, as further described under the heading, “Director Compensation—Narrative to Director Compensation Table—Director Compensation Policy” below. The Company does not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. The Compensation Committee and the Board consider whether there is any material nonpublic information (“MNPI”) about the Company when determining the timing of stock option grants and does not seek to time the award of stock options in relation to the Company’s public disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.

The following table is being provided pursuant to Item 402(x)(2) of Regulation S-K.

Name	Grant date	Number of securities underlying the award	Exercise price of the award ($/share)	Grant date fair value of the award ($)

Percentage change in the closing
market price of the securities
underlying the award between the
trading day ending immediately
prior to the disclosure of material
nonpublic information and the
trading day beginning immediately
following the disclosure of
material nonpublic information

Jean-Paul Kress(1)	6/26/2025	4,164,831	17.80	14.40	179.8%
Qing Zuraw(2)	7/17/2025	218,652	47.60	37.08	2.0%

(1) On June 25, 2025, we filed a Form 8-K reporting (i) the appointment of Dr. Kress as our President, Chief Executive Officer and Chairman of our Board, (ii) our entry into a license agreement with RemeGen Co., Ltd. (“RemeGen”) for telitacicept, (iii) our entry into a securities purchase agreement with certain accredited investors for a private placement of our securities, and (iv) the termination of a lease agreement, among other things. This award was granted in connection with the commencement of Dr. Kress’s employment with us as President and Chief Executive Officer.

This award was granted to Dr. Kress on June 26, 2025, one day following the disclosure of the related material nonpublic information. As such, there was no adjustment to the closing share price used in the estimate of the grant date fair value of this award as the price was deemed to reflect a price that was unbiased for marketplace participants at the time of the grant.

(2) On July 22, 2025, we filed a Form 8-K reporting (i) the appointment of Dr. Zuraw as our Chief Development Officer, (ii) the resignation of Sven (Bill) Ante Lundberg as a director and (iii) the appointments of Alexander (Bo) Cumbo and Michel Detheux as directors. This award was granted in connection with the commencement of Dr. Zuraw’s employment with us as Chief Development Officer.

There was no adjustment to the closing share price used in the estimate of the grant date fair value of this award as the price was deemed to reflect a price that was unbiased for marketplace participants at the time of the grant, given that the price had changed by an insignificant amount between the date of grant and the date one day after the disclosure of the material nonpublic information.

Director Compensation

Director Compensation Table

The following table sets forth information regarding the compensation earned for service on our Board in 2025 by our non-employee directors, including the outstanding equity awards held by our non-employee directors as of December 31, 2025. Dr. Kress, our President and Chief Executive Officer, is also a member of our Board but did not receive any additional compensation for his service as a director. Dr. Ang, our former President and Chief Executive Officer, was also a member of our Board until June 25, 2025 but did not receive any additional compensation for service as a director.

Name	Fees Earned or Paid in Cash ($)	Option Awards($) (1)(2)	Total ($)
Daniella Beckman	60,000	4,200	64,200
Alexander (Bo) Cumbo	22,973	98,392	121,365
Michel Detheux	20,958	98,392	119,350
Wouter Joustra(3)	1,522	30,359	31,881
Erez Kalir(4)	42,033	81,000	123,033
Andrew Levin(5)	1,522	30,359	31,881
David Lubner(6)	31,107	4,200	35,307
Sven (Bill) Ante Lundberg(7)	27,310	4,200	31,510
Matthew Patterson(8)	53,374	4,200	57,574
Sarah Reed(9)	13,283	91,925	105,208
Joshua Resnick(10)	34,565	4,200	38,765
Fouad Namouni	46,889	4,200	51,089

(1)
This column reflects the full grant date fair value of options granted during the year measured pursuant to ASC 718, which is the basis for computing stock-based compensation in our financial statements. See Note 8 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for information concerning certain of the specific assumptions we used in valuing options.
(2)
The table below shows the aggregate number of equity awards outstanding for each of our directors and former directors who is not a named executive officer, as of December 31, 2025.

Name	Number of Outstanding Options
Daniella Beckman	8,249
Alexander (Bo) Cumbo	3,000
Michel Detheux	3,000
Wouter Joustra	3,000
Erez Kalir	4,500
Andrew Levin	3,000
David Lubner(6)	8,249
Sven (Bill) Ante Lundberg(7)	7,238
Matthew Patterson(8)	6,190
Sarah Reed(9)	250
Joshua Resnick(10)	6,190
Fouad Namouni	6,000

(3)
Mr. Joustra was appointed to our Board on December 18, 2025.
(4)
Mr. Kalir was appointed to our Board on January 6, 2025.
(5)
Dr. Levin was appointed to our Board on December 18, 2025 to fill the vacancy created by Ms. Reed’s resignation.
(6)
Mr. Lubner resigned as a director effective as of August 26, 2025.
(7)
Dr. Lundberg resigned as a director effective as of July 17, 2025.

(8)
Mr. Patterson resigned as a director effective as of August 26, 2025.
(9)
Ms. Reed was appointed to our Board on August 27, 2025 to fill the vacancy created by Dr. Resnick’s resignation, and resigned as a director effective as of December 17, 2025.
(10)
Dr. Resnick resigned as a director effective as of August 22, 2025.

Narrative to Director Compensation Table

Director Compensation Policy

Our Board has adopted a non-employee director compensation policy, which became effective in February 2021 and has been subsequently amended from time to time. Pursuant to the non-employee director compensation policy in effect for fiscal year 2025, each non-employee director was eligible to receive the following compensation for service on our Board:

•
an annual cash retainer of $40,000;
•
an additional annual cash retainer for service as non-executive Chairperson of the Board of $30,000;
•
an additional annual cash retainer of $7,500, $5,000 and $4,000 for service as a member of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee, respectively;
•
an additional annual cash retainer of $15,000, $10,000 and $8,000 for service as chair of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee, respectively;
•
an initial option grant to purchase 3,000 shares of our Common Stock on the date of each such non-employee director’s appointment to our Board, with the shares vesting in 36 equal monthly installments, subject to continued service as a director through the vesting date; and
•
an annual option grant to purchase 1,500 shares of our Common Stock on the date of each of our annual stockholder meetings, with the shares vesting on the earlier of the first anniversary of the date of grant or the next annual stockholders meeting, subject to continued service as a director though the applicable vesting date.

In March 2026, the Board approved an amended non-employee director compensation policy that was applicable to all of our non-employee directors for fiscal year 2026. This amended compensation policy provides that each such non-employee director will receive the following compensation for service on our Board:

•
an annual cash retainer of $40,000;
•
an additional annual cash retainer for service as non-executive Chairperson of the Board or Lead Independent Director of $30,000;
•
an additional annual cash retainer of $10,000, $7,500 and $5,000 for service as a member of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee, respectively;
•
an additional annual cash retainer of $20,000, $15,000 and $10,000 for service as chair of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee, respectively (in lieu of the amounts above for service as a member of such committees);
•
an initial option grant to purchase the lesser of (i) 68,000 shares of Common Stock and (ii) a number of shares of Common Stock with an aggregate grant date fair value equal to $700,000 on the date of each such non-employee director’s appointment to our Board, with the shares vesting in 36 equal monthly installments, subject to continued service as a director through the vesting date; and
•
an annual option grant to purchase the lesser of (i) 34,000 shares of Common Stock and (ii) a number of shares of Common Stock with an aggregate grant date fair value equal to $350,000 on the date of each of our annual stockholder meetings for each non-employee director who was elected or appointed to the Board prior to the year in which such annual stockholder meeting occurs, with the shares vesting on the earlier of the first anniversary of the date of grant or the next annual stockholders meeting, subject to continued service as a director though the applicable vesting date.

We also will continue to reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending our Board and committee meetings. We do not pay any compensation to our President and Chief

Executive Officer in connection with his service on our Board. The compensation that we pay to our President and Chief Executive Officer is discussed earlier in the “Executive Compensation” section.

Each of the option grants described above will be granted under our 2021 Plan, the terms of which are described in more detail above under the section titled “Executive Compensation—Equity Incentive Plans—Amended and Restated 2021 Equity Incentive Plan.” Each option awarded to directors under the non-employee director compensation policy will be subject to accelerated vesting upon a “change in control” (as defined in the 2021 Plan). The term of each option will be ten years, subject to earlier termination as provided in the 2021 Plan.

Certain Relationships and Related Party Transactions

The following is a description of transactions since January 1, 2024 to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than 5% of our voting stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements which are described under “Executive Compensation.”

Private Placements of our Securities

December 2024 Private Placement

In December 2024, we entered into a securities purchase agreement (the “2024 Purchase Agreement”) with accredited investors, including investors that were or became beneficial owners of greater than 5% of our Common Stock, pursuant to which we issued and sold, in a private placement, an aggregate of 2,793,562 shares of Common Stock and accompanying warrants to purchase an aggregate of 3,491,953 shares of common stock at a combined price of $19.885 per share and accompanying warrants, for gross proceeds of approximately $55.6 million. We also entered into a registration rights agreement with the investors.

The table below sets forth the aggregate number of shares of Common Stock and warrants issued to our related parties in the December 2024 private placement.

Name	Shares of Common Stock	Shares of Common Stock Underlying Warrants	Aggregate Purchase Price
Reprogrammed Interchange LLC	1,948,705	2,435,881	$38,750,000
RA Capital Healthcare Fund, L.P.	844,857	1,056,072	$16,800,000

June 2025 Private Placement

In June 2025, we entered into a securities purchase agreement with accredited investors, including investors that were or became beneficial owners of greater than 5% of our Common Stock, pursuant to which we issued and sold, in a private placement, pre-funded warrants to purchase up to 34,999,999 shares of common stock at a price per pre-funded warrant of $5.00, for gross proceeds of approximately $175.0 million. We also entered into a registration rights agreement with the investors.

The table below sets forth the aggregate number of shares of Common Stock and warrants issued to our related parties in the June 2025 private placement.

Name	Shares Underlying Pre-Funded Warrants	Aggregate Purchase Price
RA Capital Healthcare Fund, L.P.	10,000,000	$50,000,000
Forbion Growth Opportunities Fund III Coöperatief U.A.	7,000,000	$35,000,000
Entities affiliated with Venrock Healthcare Capital Partners	5,000,000	$25,000,000
Wholly Sunbeam Limited	5,000,000	$25,000,000
Qiming Venture Partners	2,000,000	$10,000,000
Mingxin China Growth Partners II, L.P.	1,700,000	$8,500,000
Regal Gardens Fort Limited	1,100,000	$5,500,000
NEXTBio Capital LLC	1,000,000	$5,000,000
Caligan Partners LP	999,999	$5,000,000
CMC 2022 Opportunities Fund, LLC	600,000	$3,000,000
Sinobase International Trading Limited	600,000	$3,000,000

RemeGen License Agreement and Purchase Agreement

In June 2025, in connection with entering into a license agreement with RemeGen Co., Ltd. (“RemeGen”), we also entered into a securities purchase agreement with RemeGen and issued to Yantai Rongpu Investment Partnership Limited (Limited Partnership), a subsidiary of RemeGen, a warrant to purchase 16,000,000 shares of common stock. We also entered into a registration rights agreement with RemeGen.

December 2025 Private Placement

In December 2025, we entered into a securities purchase agreement (the “December 2025 Purchase Agreement”) with certain investors, including investors that were or became beneficial owners of greater than 5% of our Common Stock, pursuant to which we issued and sold, in a private placement, an aggregate of 13,876,032 shares of Common Stock, at a price per share of $10.81, for gross proceeds of approximately $150.0 million. We also entered into a registration rights agreement with the investors.

The table below sets forth the aggregate number of shares of Common Stock issued to our related parties in the December 2025 private placement.

Name	Shares of Common Stock	Aggregate Purchase Price
RA Capital Healthcare Fund, L.P.	4,625,346	$49,999,990
ForGrowth III PA B.V.	3,237,742	$34,999,991
Frazier Life Sciences Public Fund, L.P.	2,258,001	$24,408,991
Entities affiliated with Venrock Healthcare Capital Partners	693,800	$7,499,978

March 2026 Private Placement

In March 2026, we entered into a securities purchase agreement with certain investors pursuant to which we issued and sold, in a private placement, an aggregate of 5,338,078 shares of Common Stock, at a price per share of $14.05, for gross proceeds of approximately $75.0 million, which resulted in the investors becoming beneficial owners of greater than 5% of our Common Stock. We also entered into a registration rights agreement with the investors.

The table below sets forth the aggregate number of shares of Common Stock issued to our related parties in the March 2026 private placement.

Name	Shares of Common Stock	Aggregate Purchase Price
TCG Crossover Fund II, L.P.	2,669,039	$37,499,998
TCG Crossover Fund III, L.P.	2,669,039	$37,499,998

Sale of Intellectual Property

On September 22, 2025, we entered into an asset purchase agreement pursuant to which we sold certain intellectual property related to our previous product candidates trem-cel and VCAR33 to SyzygyMed Inc. (“Syzygy”) for $1.1 million in cash consideration. Syzygy is wholly owned by Reprogrammed Interchange LLC, a beneficial owner of more than five percent of our Common Stock.

Director Affiliations

Some of our directors are affiliated with entities which beneficially own 5% or more of our Common Stock, as indicated in the table below:

Director	Principal Stockholder
Wouter Joustra(1)	ForGrowth III PA B.V.
Andrew Levin(2)	RA Capital Healthcare Fund, L.P.

Erez Kalir(3)	Reprogrammed Interchange LLC

(1)
Mr. Joustra was appointed to our Board in December 2025 to serve as ForGrowth III PA B.V.’s designee pursuant to the terms of the “December 2025 Purchase Agreement.
(2)
Dr. Levin was appointed to our Board in December 2025 to serve as RA Capital Healthcare Fund, L.P.’s designee pursuant to the terms of the 2024 Purchase Agreement.
(3)
Mr. Kalir was appointed to our Board in January 2025 to serve as Reid Hoffman’s designee pursuant to the terms of the 2024 Purchase Agreement. Mr. Hoffman is affiliated with Reprogrammed Interchange LLC.

Indemnification Agreements

Our Certificate of Incorporation contains provisions limiting the liability of directors, and our Bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our Certificate of Incorporation and Bylaws also provide our Board with discretion to indemnify our officers and employees when determined appropriate by the Board.

In addition, we have entered into indemnification agreements with each of our directors and executive officers. For more information regarding these agreements, see “Executive Compensation—Limitations on Liability and Indemnification Matters.”

Related Person Transaction Policy

We have adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction will be a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director will not be covered by this policy. A related person will be any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Conduct, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including:

•
the risks, costs and benefits to us;
•
the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•
the availability of other sources for comparable services or products; and
•
the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

Some of the transactions described in this section were entered into prior to the adoption of this policy. Although we have not had a written policy for the review and approval of transactions with related persons, our Board has historically reviewed and approved any transaction where a director or officer had a financial interest, including the transactions described above. Prior to approving such a transaction, the material facts as to a director’s or officer’s relationship or interest in the agreement or transaction were disclosed to our Board. Our Board took this information into account when evaluating the transaction and in determining whether such transaction was fair to us and in the best interest of all our stockholders.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and banks, brokers and other nominee record holders to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or notify us by sending a written request to: Vor Biopharma Inc., 500 Boylston Street, Suite 1350, Boston, Massachusetts 02116, Attn: Investor Relations, telephone: 617-655-6580. You will be removed from the householding program, after which you will receive an individual copy of the proxy materials promptly.

Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Other Matters

Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Jean-Paul Kress
President, Chief Executive Officer and Chairman of the Board

April 27, 2026

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is available free of charge at the SEC’s web site at www.sec.gov. Stockholders can also access this proxy statement and our Annual Report on Form 10-K at the investors section of our website at www.vorbio.com. A copy of our Annual Report on Form 10-K for the year ended December 31, 2025 is available without charge upon written request to: Corporate Secretary, Vor Biopharma Inc., 500 Boylston Street, Suite 1350, Boston, Massachusetts 02116.

APPENDIX A

Vor Biopharma Inc.

Amended and Restated 2021 Equity Incentive Plan

Adopted by the Board of Directors: April 16, 2026

Approved by the Stockholders: [June 11, 2026]

1.General.

2.Shares Subject to the Plan.

3.Eligibility and Limitations.

4.Options and Stock Appreciation Rights.

5.Awards Other Than Options and Stock Appreciation Rights.

6.Adjustments upon Changes in Common Stock; Other Corporate Events

7.Administration.

8.Tax Withholding

9.Miscellaneous.

10.Covenants of the Company.

11.Additional Rules for Awards Subject to Section 409A.

12.Severability.

13.Termination of the Plan.

14.Definitions.

(a)
General.
a.
Successor to and Continuation of Prior Plan. The Plan was originally adopted by the Board on January 28, 2021, approved by the Company’s stockholders on January 29, 2021 and became effective as of the Original Effective Date. The Plan is the successor to and continuation of the Prior Plan and is hereby amended and restated as of the Effective Date. As of the Original Effective Date, (i) no additional awards may be granted under the Prior Plan; (ii) the Prior Plan’s Available Reserve plus any Returning Shares will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.

b.
Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
c.
Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
d.
Adoption Date; Effective Date. The Plan, as amended and restated hereby, will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.
(b)
Shares Subject to the Plan.
a.
Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed the sum of: (i) 2,300,362 shares; plus, (ii) the number of Returning Shares, if any, as such shares become available from time to time. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2026 and ending on (and including) January 1, 2035, in an amount equal to four percent (4%) of the Share Reserve Increase Stock outstanding on December 31 of the preceding year; provided, however that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock.
b.
Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 6,907,087 shares.
c.
Share Reserve Operation.
i.
Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
ii.
Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4)

the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.
iii.
Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.
(c)
Eligibility and Limitations.
a.
Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
b.
Specific Award Limitations.
i.
Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
ii.
Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
iii.
Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
iv.
Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.
c.
Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).
d.
Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any period commencing on the date of the Company’s Annual Meeting of Stockholders for a particular year and ending on the day immediately prior to the date of the Company’s Annual Meeting of Stockholders for the next subsequent year (the “Annual Period”), including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such Annual Period, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall apply commencing with the Annual Period that begins on the Company’s first Annual Meeting of Stockholders following the Effective Date.
e.
Accelerated Vesting on Termination of Continuous Service Due to Death. Except as otherwise provided in an Award Agreement or other written agreement between such a Participant and the Company or an Affiliate, if the Continuous Service of a Participant who is an Employee is terminated due to such Participant’s death, the vesting of any outstanding and unvested Awards held by such Participant, solely to the extent subject to time-based vesting, will accelerate in full. For the avoidance of doubt, this Section 3(e) shall not apply to any Awards that vest based on the achievement of performance conditions or to any Awards held by Participants who are not Employees.
(d)
Options and Stock Appreciation Rights.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

a.
Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
b.
Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
c.
Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

i.
by cash or check, bank draft or money order payable to the Company;
ii.
pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
iii.
by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
iv.
if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
v.
in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
d.
Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
e.
Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
i.
Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
ii.
Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
f.
Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Plan, the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.
g.
Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
h.
Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(j), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
i.
three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
ii.
12 months following the date of such termination if such termination is due to the Participant’s Disability;
iii.
18 months following the date of such termination if such termination is due to the Participant’s death; or
iv.
18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

i.
Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise providedin the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
j.
Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(k) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
k.
Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.
(e)
Awards Other Than Options and Stock Appreciation Rights.
a.
Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
i.
Form of Award.
1.
RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

2.
RSUs: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company's unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
ii.
Consideration.
1.
RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.
2.
RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
iii.
Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Plan, the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
iv.
Termination of Continuous Service. Except as otherwise provided in the Plan, the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.
v.
Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement).
vi.
Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
b.
Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.
c.
Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
(f)
Adjustments upon Changes in Common Stock; Other Corporate Events.
a.
Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(a); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.
b.
Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
c.
Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.
i.
Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for

Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
ii.
Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement or unless otherwise provided by the Board, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction.
iii.
Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
iv.
Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

d.
Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
e.
No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(g)
Administration.
a.
Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
b.
Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
i.
To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
ii.
To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
iii.
To settle all controversies regarding the Plan and Awards granted under it.
iv.
To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
v.
To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common

Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.
vi.
To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
vii.
To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
viii.
To submit any amendment to the Plan for stockholder approval.
ix.
To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
x.
Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
xi.
To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).
xii.
To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.
c.
Delegation to Committee.
i.
General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
ii.
Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
d.
Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
e.
Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.
(h)
Tax Withholding
a.
Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agree to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.
b.
Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
c.
No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.
d.
Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
(i)
Miscellaneous.
a.
Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
b.
Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
c.
Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

d.
Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
e.
No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
f.
Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
g.
Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
h.
Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

i.
Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
j.
Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
k.
Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
l.
Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company's or any Affiliate's employee benefit plans.
m.
Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals by will be made in accordance with the requirements of Section 409A.
n.
Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
o.
Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
(j)
Covenants of the Company.
a.
Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
(k)
Additional Rules for Awards Subject to Section 409A.
a.
Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.
b.
Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.
i.
If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.
ii.
If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60thday that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
iii.
If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).
c.
Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.
i.
Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:
1.
If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.
2.
If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.

ii.
Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.
1.
In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.
2.
If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.
3.
The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.
d.
Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.
i.
If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.
ii.
If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.
e.
If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:
i.
Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.
ii.
The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).
iii.
To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
iv.
The provisions in this subsection (e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.
(l)
Severability.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

(m)
Termination of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(n)
Definitions.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

a.
“Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.
b.
“Adoption Date” means the date the Plan, as amended and restated hereby, is first approved by the Board or Compensation Committee.
c.
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
d.
“Applicable Law” means shall mean any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
e.
“Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).
f.
“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.
g.
“Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
h.
“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in

Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
i.
“Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iii) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (iv) such Participant’s gross or willful misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
j.
“Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control:
i.
any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
ii.
there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
iii.
there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
iv.
individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

k.
“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
l.
“Committee” means the Compensation Committee and any other committee of Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
m.
“Common Stock” means the common stock of the Company.
n.
“Company” means Vor Biopharma Inc., a Delaware corporation.
o.
“Compensation Committee” means the Compensation Committee of the Board.
p.
“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
q.
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
r.
“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
i.
a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
ii.
a sale or other disposition of at least 50% of the outstanding securities of the Company;
iii.
a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
iv.
a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
s.
“Director” means a member of the Board.
t.
“determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
u.
“Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

v.
“Effective Date” means the date this Plan, as amended and restated hereby, is approved by the Company’s stockholders at the Company’s 2026 Annual Meeting of Stockholders.
w.
“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
x.
“Employer” means the Company or the Affiliate of the Company that employs the Participant.
y.
“Entity” means a corporation, partnership, limited liability company or other entity.
z.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
aa.
“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Original Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
bb.
“Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
i.
If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
ii.
If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
iii.
In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
cc.
“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
dd.
“Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
ee.
“Incentive Stock Option” means an option granted pursuant to Section 4of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
ff.
“IPO Date” means February 5, 2021.
gg.
“Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant's rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant's rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.
hh.
“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
ii.
“Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, (ii) the terms of any Non-Exempt Severance Agreement.
jj.
“Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.
kk.
“Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.
ll.
“Nonstatutory Stock Option” means any option granted pursuant to Section 4of the Plan that does not qualify as an Incentive Stock Option.
mm.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
nn.
“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
oo.
“Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
pp.
“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
qq.
“Original Effective Date” means the IPO Date.
rr.
“Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).
ss.
“Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
tt.
“Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
uu.
“Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
vv.
“Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b)pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
ww.
“Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any measure of performance selected by the Board.
xx.
“Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expense under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.
yy.
“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
zz.
“Plan” means this Vor Biopharma Inc. Amended and Restated 2021 Equity Incentive Plan, as amended from time to time.
aaa.
“Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.
bbb.
“Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).
ccc.
“Prior Plan’s Available Reserve” means the number of shares available for the grant of new awards under the Prior Plan as of the Original Effective Date.

ddd.
“Prior Plan” means the Vor Biopharma Inc. 2015 Stock Incentive Plan.
eee.
“Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.
fff.
“Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
ggg.
“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
hhh.
“Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and thatfollowing the Original Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.
iii.
“RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
jjj.
“RSU Award Agreement” means a written agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
kkk.
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
lll.
“Rule 405” means Rule 405 promulgated under the Securities Act.
mmm.
“Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
nnn.
“Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
ooo.
“Securities Act” means the Securities Act of 1933, as amended.

ppp.
“Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
qqq.
“Share Reserve Increase Stock” means, as of the applicable time of measurement, the sum of (i) the number of shares of Common Stock issued and outstanding and (ii) the number of shares of Common Stock issuable upon the exercise of any pre-funded warrants (without regard to any beneficial ownership limitations).
rrr.
“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.
sss.
“SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
ttt.
“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entityin which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
uuu.
“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
vvv.
“Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain "window" periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.
www.
“Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.
xxx.
“Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

VOR Vote logo Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/VOR or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/VORUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2026 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The B A oard of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. To elect each of the two Class II director nominees set forth in the Proxy Statement to our board of directors, each to serve a three-year term expiring at the 2029 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal: For Withhold 01 - Andrew Levin, M.D., Ph.D. 02 - Fouad Namouni, M.D. 2. To approve the amendment and restatement of our Amended and Restated 2021 Equity Incentive Plan. For Against Abstain 3. To ratify the selection by the audit committee of the board of directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. For Against Abstain B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1 U P X 04A2WB

The 2026 Annual Meeting of Stockholders of Vor Biopharma Inc. will be held on June 11, 2026 at 9:00 a.m. Eastern Time, virtually via the Internet at meetnow.global/MPC7QXV To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.investorvote.com/VOR Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/VORIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Vor Biopharma Inc. Notice of 2026 Annual Meeting of Stockholders Proxy Solicited by Board of Directors of Vor Biopharma Inc. for Annual Meeting of Stockholders to be held on June 11, 2026 Jean-Paul Kress and Sandesh Mahatme (the “Proxies”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Vor Biopharma Inc. to be held on June 11, 2026 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of all the director nominees listed and FOR Proposals 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.